UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TELZUIT MEDICAL TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Telzuit Medical Technologies, Inc. The Meeting will be February 27, 2007 at 2:30 p.m., Eastern Daylight Savings Time, at Homewood Suites Hotel, 8745 International Drive, Orlando, Florida 32819.

The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting. We will also report on the progress of the Company and comment on matters of current interest.

It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to us will not prevent you from voting in person at the Meeting if you are present and choose to do so.

If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

Your Board of Directors and management look forward to greeting you personally at the Meeting.

Sincerely,

WARREN D. STOWELL
President and Chief Executive Officer
January , 2007

TELZUIT MEDICAL TECHNOLOGIES, INC. • 5422 CARRIER DRIVE, SUITE 306 • ORLANDO, FLORIDA 32819

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on February 27, 2007

Notice is hereby given that the Annual Meeting of Shareholders of Telzuit Medical Technologies, Inc., a Florida corporation, will be held at Homewood Suites Hotel, 8745 International Drive, Orlando, Florida, 32819, on February 27, 2007 at 2:30 p.m. Eastern Standard Time for the following purposes:

1.	To elect three (3) directors to serve until the next annual meeting of the shareholders in the year in which their term expires, until their successors are elected and qualified or until their earlier resignation, removal from office or death;

2.	To consider and act upon a proposal to amend the Company’s Articles of Incorporation to increase the number of shares of capital stock authorized for issuance thereunder;

3.	To consider and act upon a proposal to approve the Company’s Long Term Incentive Plan; and

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. Stockholders of record at the close of business on January 10, 2007 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof. A list of such stockholders will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at Telzuit Medical Technologies, Inc., at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819.

All shareholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting if you desire. If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

By order of the Board of Directors,

JON STEMPLES
Chairman of the Board

Orlando, Florida

January     , 2007

TELZUIT MEDICAL TECHNOLOGIES, INC.

5422 Carrier Drive, Suite 306

Orlando, Florida 32819

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Q:	Why am I receiving these materials?

A:	This Proxy Statement is furnished by the Board of Directors and management of Telzuit Medical Technologies, Inc. (sometimes referred to as the “Company” or “Telzuit Medical”) in connection with the Company’s solicitation of proxies to be voted at the Annual Meeting of Shareholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. We intend to mail this proxy statement and the accompanying proxy card on or about January 19, 2007 to all of our shareholders of record as of the record date entitled to vote at the annual meeting.

Q:	Where and when is the annual meeting?

A:	The annual meeting will take place on February 27, 2007 at 2:30 p.m., Eastern Standard Time, at Homewood Suites Hotel, 8745 International Drive, Orlando, Florida 32819.

Q:	What am I voting on?

A:	There are three matters scheduled to be voted on by shareholders at the annual meeting:

1.	To elect three (3) directors to serve until the next annual shareholders’ meeting in the year in which their term expires, and until their successors are elected and qualified, or until their earlier resignation, removal from office or death;

2.	To consider and act upon a proposal to amend the Company’s Articles of Incorporation to increase the number of shares of capital stock authorized for issuance thereunder; and

3.	To consider and act upon a proposal to approve the Company’s Long Term Incentive Plan.

Q:	Who can vote at the annual meeting?

A:	Only shareholders of record at the close of business on January 10, 2007 (the “Record Date”) will be entitled to vote at the annual meeting. On this Record Date, 35,864,728 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) were outstanding and 3,224,755 shares of the Company’s Series A Convertible Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”) were outstanding. [AMOUNTS TO BE RE-CONFIRMED ON RECORD DATE]

Shareholders of Record: Shares Registered in Your Name. If, on January 10, 2007, your shares were registered directly in your name on the books of the Company (for Series A Preferred Stock) or with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote by proxy or in person at the meeting. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If, on January 10, 2007, your shares were held not in your name but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting provided that you bring with you proof of your beneficial ownership of shares, such as a brokerage account statement. However, if you are not a shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How many votes do I have?

A:	The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their name on the books of the Company at the close of business on the Record Date. The holders of all outstanding shares of Series A Preferred Stock are entitled to vote on an “as-converted” basis for each shares of Series A Preferred Stock registered in their names on the books of the Company at the close of business on the Record Date. Each share of Series A Preferred Stock converts into shares of Common Stock at $0.35 per share. By way of example, 35 shares of Series A Preferred Stock would entitle the holder thereof to 100 votes.

Q:	How are votes counted?

A:	Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be treated as voted with respect to the directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item to be acted upon at the Annual Meeting, the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting will be required for approval. A properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, an abstention vote will have the same effect as a vote cast against such other matters.

In accordance with the rules of the NASDAQ National Market, brokers and nominees may be precluded from exercising their voting discretion with respect to certain matters to be acted upon (e.g., any proposal which would substantially affect the rights or privileges of our Common Stock) and, thus, in the absence of specific instructions from the beneficial owner of the shares, will not be empowered to vote the shares on such matters. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to that matter. Shares represented by such “broker non-votes” will, however, be counted for purposes of determining whether there is a quorum.

Q:	How do I vote?

A:	You may either vote “FOR” all the nominees to our board of directors or you may “WITHHOLD” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are fairly simple:

Shareholders of Record: Shares Registered in Your Name. If you are a shareholder of record, you may vote by proxy using the enclosed proxy card or in person at the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	Voting Your Proxy by Mail. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	Vote in Person. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted.

Q:	How many votes are required to approve each proposal?

A:	If a quorum is present, then:

•	For the election of directors, the three (3) nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected;

•	The proposal to amend the Company’s Articles of Incorporation to increase the authorized capital stock of the Company will be approved if the holders of a majority of the votes cast at the Annual Meeting vote “FOR” such amendment;

•	The Company’s Long Term Incentive Plan will be approved if the holders of a majority of the votes cast at the Annual Meeting vote “FOR” the plan; and

Q:	What does it mean if I receive more than one proxy card?

A:	If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are counted.

Q:	Can I change my vote after submitting my proxy?

A:	Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

1.	You may submit another properly completed proxy card at a later date;

2.	You may send a written notice that you are revoking your proxy to the Company’s Secretary at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819; or

3.	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank to change your vote.

Q:	What is the quorum requirement?

A:	A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares are represented by shareholders present at the meeting or by proxy. On the record date, there were 35,864,728 shares of common stock outstanding and entitled to vote and 3,224,755 shares of Series A Convertible Preferred Stock outstanding and entitled to vote. If there is not a quorum, a majority of our shareholders entitled to vote at the meeting, present in person or by proxy, shall have the power to adjourn the meeting to another date. [AMOUNTS TO BE RE-CONFIRMED ON RECORD DATE]

Q:	Who is paying for this proxy solicitation?

A:	The Company is paying for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	How can I find out the results of voting at the meeting?

A:	Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on From 10-QSB for the third quarter of fiscal year 2007, which we expect to file on or before May 15, 2007. You can obtain a copy of the Form 10-QSB by logging onto our website at www.telzuit.com, by calling the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. Our website does not constitute a part of this proxy statement.

Shareholder Proposals

No proposals have been received from any shareholder to be considered at the Annual Meeting.

IT IS THE INTENTION OF THE AGENTS DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR NOMINATED BELOW (UNLESS AUTHORITY IS WITHHELD BY THE SHAREHOLDER GRANTING THE PROXY) AND “FOR” PROPOSALS 2 AND 3 BELOW. IF ANY NOMINEE BECOMES UNAVAILABLE TO SERVE FOR ANY REASON, THE PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE OR NOMINEE(S) TO BE SELECTED BY THE COMPANY’S BOARD OF DIRECTORS, UNLESS THE SHAREHOLDER WITHHOLDS AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information with respect to the beneficial ownership of our common stock as of January 3, 2007 for (i) any person who we know is the beneficial owner of more than 5% of our common stock; (ii) each of our directors or those nominated to be directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers as a group. The applicable percentage of ownership is based on 35,864,728 shares of common stock being issued and outstanding as of January 3, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Title of Class	Name, Title and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Class(2)
Common	Warren D. Stowell President and Chief Executive Officer Member of the Board of Directors	2,355,000 (3)	6.1%

Common	Jerry Balter Chief Financial Officer	1,000,000 (4)	2.7%

Common	Michael J. Vosch Senior Vice President Member of the Board of Directors	6,290,483 (5)	15%

Common	James P. Tolan(6) Member of the Board of Directors	1,591,300 (7) (Direct Ownership)	4.2%

Common	Christopher Phillips Member of the Board of Directors	1,789,650(7)(8)	4.99%

Common	Jon C. Stemples Member of the Board of Directors	119,719 (Direct Ownership)	*

Common	Kenneth F. Adams Member of the Board of Directors	30,000 (Direct Ownership)	*

Common	Richard J. Bischoff Member of the Board of Directors	25,700 (Direct Ownership)	*

Common	Donald Sproat Former Executive Officer and Former Director	1,920,500 (Direct Ownership)	5.3%

Common	Carole-Sue Feagan	2,617,383(9)	7.3%

Common	All Officers and Directors as a Group (8 Persons)	13,201,852 (8)	32.3%

*	Less than 1%.

1.	Unless otherwise indicated, the address of each shareholder is 5422 Carrier Drive, Suite 306, Orlando, Florida 32819.

2.	Applicable percentage of ownership is based on 35,864,728 shares of common stock being issued and outstanding as of January 3, 2007. Calculations do not include outstanding warrants, options, convertible debentures, or other rights issued by the Company, unless the reporting person is the beneficial owner of the warrant, option or other right. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of the date of this proxy statement are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, we believe that all shares are beneficially owned and that all persons named in the table have sole voting and investment power with respect to all shares of common stock owned by them.
3.	Includes (a) 55,000 common shares directly owned by Mr. Stowell; and (b) common shares related to a contractual right to receive a common stock purchase warrant exercisable for 300,000 common shares; (c) 2,000,000 common shares underlying stock options and/or warrants which Mr. Stowell is eligible to receive pursuant to his Employment Agreement dated effective as of May 8, 2006. Twenty-five percent of the stock options under the Employment Agreement vested on the effective date of the Employment Agreement, and an additional twenty-five percent vest on each anniversary thereof.
4.	As part of Mr. Balter’s Employment Agreement dated July 13, 2006, he is eligible to receive a stock option and/or warrants to purchase 1,000,000 shares of the Company’s common stock, subject to a vesting schedule of twenty-five percent as of the effective date of the Employment Agreement and twenty-five at each anniversary thereof.
5.	Includes (a) 6,223,100 common shares directly owned by Mr. Vosch, and (b) 67,383 shares owned by Telzuit Technologies, LLC, a Florida limited liability company, an entity on which Michael Vosch serves on the Board of Directors. Mr. Vosch disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose.
6.	Mr. Tolan resigned as Senior Vice President and Corporate Secretary of the Company effective January 3, 2007. He continues to serve the Company as a member of the Board of Directors.
7.	Includes (a) 50,000 common shares directly owned by Mr. Phillips; (b) 54,540 common shares underlying Series A Convertible Preferred Stock directly owned by Chris Phillips; (c) 61,556 common shares underlying Warrants held directly by Chris Phillips; (d) 49,327 common shares underlying warrants held by FAMALOM, LLC, an entity in which Chris Phillips has an ownership interest; (e) 1,505,640 warrant shares underlying common stock purchase warrants issued in connection with the Debenture Financing and owned by Midtown Partners & Co., LLC, an entity in which Chris Phillips has an ownership interest; (f) 1,407,640 warrant shares underlying common stock purchase warrants issuable, in connection with the Debenture Financing, to Midtown Partners & Co., LLC, an entity in which Chris Phillips has an ownership interest, (g) 25,809 shares of common stock transferable, in connection with the Debenture Financing, to Midtown Partners & Co., LLC, an entity in which Chris Phillips has an ownership interest, and (h) 23,134 shares of common stock underlying Series BD-B Warrants owned by Midtown Partners & Co., LLC. Chris Phillips disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 or for any other purpose.

8.	Our Series A Preferred Stock and related warrants all have an equity block such that no holder will be deemed to hold more than 4.99% of our Common Stock. As a result, we have stated that Mr. Phillips beneficially owns 1,789,650 shares.
9.	Includes (a) 2,550,000 common shares directly owned by Ms. Feagan and her husband, as joint tenants, and (b) 67,383 shares owned by Telzuit Technologies, LLC, a Florida limited liability company, an entity on which Ms. Feagan serves as a director and executive officer.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set forth below, none of the following persons has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting:

1.	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

2.	each nominee for election as one of our directors; or

3.	any associate of any of the foregoing persons.

Proposal No. 2. Some of our directors and executive officers currently hold derivative securities which may be converted or exercised, as the case may be, for shares of the Company’s common stock. Proposal No. 2 below is a proposal to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company, which would enable the Company to reserve a sufficient number of shares of common stock for the conversion or exercise of currently outstanding derivative securities.

Proposal No. 3. Proposal No. 3 below is a proposal to approve the Company’s Long Term Incentive Plan, pursuant to which a designated committee of the Board of Directors would have authority to grant various types of incentive awards, including, without limitation, stock options and stock awards, to certain of our employees and other key individuals who contribute significantly to the performance objectives and growth of the Company. If approved, our current and future directors and executive officers may be granted stock options and/or stock awards under the Long Term Incentive Plan.

No director of the Company has informed the Company that he intends to oppose any action taken by the Company set forth in this Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We propose to elect three (3) directors at the Annual Meeting, each to hold office until the Company’s annual shareholders’ meeting in the year in which their term expires and until their successors shall be duly elected and qualified or until their earlier resignation, removal from office or death. The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Cumulative voting is not permitted. The Board of Directors unanimously recommends that you vote “FOR” the election of each named nominee as a director, to hold office until the annual shareholders meeting in the year in which his term expires and until his successor shall have been duly elected and qualified or until his earlier resignation, removal from office or death.

The Company’s Board of Directors currently consists of seven (7) directors. The Board is divided into three classes serving staggered three-year terms. Directors hold their positions until the annual meeting of shareholders in the year in which their term expires and until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The current Class III Directors, whose terms will expire at the Annual Meeting, are Warren D. Stowell, Jon C. Stemples, and Kenneth F. Adams.

If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve if elected.

INFORMATION ABOUT NOMINEES FOR CLASS III DIRECTOR

The Board of Directors proposes the election of all of the following nominees as members of the Board of Directors, each to serve until the next annual meeting of the shareholders in the year in which their term as a Class III Director expires, and until their successors are duly elected and qualified.

WARREN D. STOWELL – age 54 – Mr. Stowell has been the President and Chief Executive Officer of the Company since March 2006. He previously served as Chairman and Chief Executive Officer of Sunstar Healthcare, Inc. a publicly traded company that operated medical clinics and an HMO. Prior to that, he was the Executive Vice President and Chief Operating Officer of Ramsay HMO’s insurance division, a publicly traded company that was purchased by United Healthcare. He also served as President and Chief Executive Officer of Care Florida, Inc., a privately-owned HMO that was purchased by Foundation Health. Prior to that, Mr. Stowell served as President and Chief Executive Officer of Health Insurance Plan (HIP) of Florida, a not-for-profit HMO, from 1988 to 1991. From 1983 to 1988, he was responsible for the operations of five HMOs in Ohio as the President and Chief Executive Officer of Health America Corporation of Ohio. Mr. Stowell was also the Chief Financial Officer/Operating Officer of Comprehensive Care Centers, Inc., from 1978 to 1983. Mr. Stowell holds a Masters Degree in Accounting from the University of Denver.

JON C. STEMPLES – age 65 – Mr. Stemples has 35 years of experience in the semiconductor industry, having served at Agere Systems, Lucent Microelectronics, Ortel Corporation, Level One Communications, Linear Technology and National Semiconductor as Director of Marketing; Area, Regional and District Sales Manager; and Product Marketing Manager and Field Applications Engineer. His technical expertise ranges from communications chips to data acquisition to microprocessors. Mr. Stemples holds a B.S.E.E. from the University of Miami.

KENNETH F. ADAMS – age 60 – Mr. Adams has over 35 years of experience in the financial area. He served with Saab Cars USA, Inc. from 1974 to 2005, most recently as Vice President and Chief Financial Officer from 1992 to 2005. In 1997, he set up and incorporated Saab Financial Services Corporation (“SFSC”). While serving as CFO of SFSC, he led his team in creating a corporate structure that included operating, trust and bankruptcy remote companies, as well as establishing a $1 billion warehouse line of credit. Mr. Adams started his career at Price Waterhouse after obtaining a B.S. in Finance from Mount Saint Mary’s University.

Our Board of Directors unanimously recommends that the shareholders vote “FOR” each named director nominee.

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CORPORATE GOVERNANCE – BOARD OF DIRECTORS

The business and affairs of the Company are conducted under the direction of the Board of Directors. The Board of Directors has delegated to management the day-to-day operations of the Company. The primary focus of the Board of Directors is on policy and strategic direction. The Board of Directors selects, advises and monitors the Company’s management in the discharge of its duties. The Board of Directors has developed corporate governance practices to help it fulfill its responsibilities to the Company’s shareholders and to oversee the Company’s business operations.

Director Independence

The Board of Directors currently consists of seven directors, which number the Board of Directors believes is appropriate based on the Company’s present circumstances. The Board has determined that three (3) of the current members of the Board of Directors are “independent” within the meaning of the NASD Market Place Rules. These directors are as follows: (1) Jon C. Stemples, (2) Kenneth F. Adams, and (3) Richard J. Bischoff. The Board will monitor all relationships between the Company and the directors and their affiliates and family members, and shall assess at least annually its directors continued independence.

Board Meetings

Directors are expected to attend the Company’s Annual Shareholders’ Meeting and all or substantially all Board meetings and meetings of the committees, if any, on which they serve. Occasionally, unforeseen circumstances may prevent a director from attending. At the time of the Annual Shareholders’ Meeting held on August 18, 2005, the Company had two members of the Board of Directors, Donald Sproat and Lucien Lallouz,. Only Donald Sproat attended the Annual Shareholders’ Meeting held on August 18, 2005.

The Board of Directors held twelve meetings during the fiscal year ended June 30, 2006. During the same year, each incumbent director attended at least seventy-five percent (75%) of the meetings of the Board of Directors and of each committee of which he was a member. The Chairman of the Board and the other Board members periodically communicate with one another during the year regarding Company business in between Board and committee meetings.

Committees of the Board of Directors

The Board of Directors has two committees to assist in the management of the affairs of the Company: (1) the Audit Committee; and (2) the Compensation Committee. The Board of Directors does not currently have a standing Nominating Committee; however, the Board of Directors, as a whole, performs the functions of a Nominating Committee, as discussed below. The following is a summary description of the committees of the Board of Directors:

Audit Committee

The current members of the Audit Committee are Kenneth Adams (Chairman), Jon Stemples and Richard Bischoff. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. All members of the Compensation Committee are “independent” within the meaning of the NASD Market Place Rules. In addition, our Board of Directors has determined that Mr. Adams qualifies as an “audit committee financial expert” and is “independent” as that term is defined in applicable SEC regulations. Our board of directors made a qualitative assessment of Mr. Adams’ level of knowledge and experience based on a number of factors, including, but not limited to, his formal education and experience as an executive officer for public reporting companies.

The Audit Committee oversees (1) the integrity of our financial statements; (2) our compliance with regulatory requirements; (3) the engagement of our independent auditor and its qualifications and independence; (4) the performance of our internal auditors and independent auditor; and (5) compliance with our code of ethics and code of business conduct and ethics for our personnel. The Audit Committee evaluates the performance of and assesses the qualifications and independence of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; reviews and approves all related-party transactions; prepares an audit committee report, as required by the Securities and Exchange Commission, to be included in the annual proxy statement; establishes procedures, as required under applicable law, for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee’s activities are governed by a written charter that was adopted by the Board of Directors on January 10, 2006 and which is reviewed by the Committee annually. The charter is posted on the Company’s website at www.telzuit.com and is included as Appendix “A” to this Proxy Statement. During the fiscal year ended June 30, 2006, the Audit Committee met three (3) times.

Compensation Committee

The current members of the Compensation Committee are Jon Stemples (Chairman), Kenneth Adams and Richard Bischoff. All members of the Compensation Committee are “independent” within the meaning of the NASD Market Place Rules.

The Compensation Committee has overall responsibility for approving and evaluating the director and executive officer compensation plans, policies and programs of the Company. The Compensation Committee’s activities are governed by a written charter that was adopted by the Board of Directors on October 14, 2006 and which is reviewed by the Committee annually. The charter is posted on the Company’s website at www.telzuit.com and is included as Appendix “B” to this Proxy Statement. During the fiscal year ended June 30, 2006, the Compensation Committee met one (1) time.

Nominating Committee

The Board of Directors does not currently have a standing Nominating Committee. The Company feels that it is appropriate not to have a standing Nominating Committee due to the size of the Company. Currently, the Board of Directors, as a whole, recommends candidates who will be nominated as management’s slate of directors at each annual or special meeting of the shareholders.

In connection with selecting candidates for nomination to the Board of Directors, including any nominees recommended by shareholders, the Board of Directors (i) reviews compliance by shareholders with the Company’s nominating procedures contained in the Bylaws; (ii) reviews information assembled for the purpose of selecting candidates for nomination to membership on the Board of Directors, taking into account the skills and characteristics reflected in the then-current Board members, and identifies any particular qualifications necessary to augment the skills, expertise and experience represented on the Board; and (3) following appropriate investigation, ascertains the willingness of selected candidates to serve and extends invitations to become nominees for election to the Board of Directors.

In identifying candidates for membership on the Board of Directors, the Board takes into consideration all of the factors that it considers appropriate, which may include, without limitation, diversity, knowledge of the Company’s business and other related industries, skills, and experience of the nominee in the context of the needs of the Board of Directors as a whole. Nominees are selected who have the highest personal and professional integrity, as well as demonstrated abilities, and who the Board believes will best serve the long-term interests of the Company and its shareholders. The Board of Directors considers recommendations from shareholders, directors and officers, in light of upcoming elections and actual or expected Board vacancies. All candidates, including those recommended by shareholders, are evaluated using the same criteria. The Board of Directors does not currently have a standing Nominating Committee and, therefore, has not adopted a written charter for a Nominating Committee.

Compensation of Directors

Prior to June of 2006, each director was entitled to receive 5,000 shares of the Company’s common stock registered on Form S-8 for each meeting of the Board of Directors attended and to be reimbursed for his or her reasonable expenses for attending Board and Board committee meetings. Subsequently, on July 14, 2006, the Company issued each director a five year warrant to purchase one million shares of common stock at an exercise price of $0.50 per share; however, this award was subsequently rescinded by the Board of Directors on September 25, 2006. The Company is currently seeking approval of an employee and director stock option plan, as set forth below under “Proposal No. 3 – Approval of Long Term Incentive Plan.” If the plan is approved by the shareholders at the Annual Meeting, all awards of stock compensation will be subject to the plan and subject to the approval of the Compensation Committee and the approval of the Board of Directors.

Shareholder Communication with the Board

Shareholders and other parties interested in communicating with any director may do so care of the Company’s President by written correspondence to the following address: 5422 Carrier Drive, Suite 306, Orlando, Florida 32819, Attn: Warren D. Stowell. The President will review all correspondence and shall regularly forward all correspondence to the designated board member or, in the case of correspondence directed to the Board as a group, to the Chairman of the Board (except that he will not forward commercial correspondence or duplicative correspondence, except that copies will be maintained of all such correspondence). A written log of all correspondence will be maintained by the Company. All correspondence from the shareholders relating to accounting, internal controls, or auditing matters will be forwarded to the Chairman of the Audit Committee in accordance with procedures developed by the Audit Committee with respect to such matters.

Code of Ethics

The Board of Directors has adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer. The Code of Ethics is posted on the Company’s website at www.telzuit.com.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the “Committee”) assists the Board in fulfilling its responsibility for general oversight of the quality and integrity of the accounting, auditing and financial reporting processes and practices of the Company.

Management is responsible for the Company’s internal controls, while the Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) (United States) and to issue a report thereon. The Committee is charged with providing service as an independent and objective monitor of the Company’s financial reporting process, selection of critical accounting policies, system of internal controls, audit process for compliance with applicable laws and regulations, and the Company’s standards of business conduct.

In fulfilling these responsibilities, the Committee has reviewed and discussed with both the Company’s management and its independent registered public accounting firm the Company’s annual financial statements. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the discussions held with the Company’s independent registered public accounting firm covered those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented. During those discussions, the independent registered public accounting firm provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent registered public accounting firm their independence and whether the non-audit services provided by them to the Company during the fiscal year ended June 30, 2006 was compatible with, or could reasonably be deemed to call into question, that status.

Each member of the Committee was and is an independent director as determined by the Board of Directors, based upon New York Stock Exchange (“NYSE) listing rules and the additional independence requirements imposed by the Commission’s rules. Kenneth Adams was elected as a director and appointed as chairman of the audit committee on January 11, 2006, and Messrs. Stemples and Bischoff constitute its remaining members. Mr. Adams has been determined by the Board to be an “audit committee financial expert” as defined by the NYSE listing rules. Nonetheless, all Committee members rely without independent verification on the information provided to them and on the representations made by management and the Company’s independent registered public accounting firm. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Moreover, the Committee’s considerations and discussions do not ensure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB (United States) or that the Company’s auditors are in fact “independent.”

On the basis of its reviews and discussions and the report of the independent registered public accounting firm to the Committee, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, for filing with the Commission.

AUDIT COMMITTEE:
Kenneth Adams, Chairman
Jon C. Stemples, Member
Richard J. Bischoff, Member

The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

MANAGEMENT

As of January 3, 2007, the directors and executive officers of the Company, their age, positions, and the expiration of their term as director, if applicable, are as follows:

Name	Age	Position
Warren D. Stowell	54	President and Chief Executive Officer Class III Director (term expiring in 2006)

Jerry Balter	54	Chief Financial Officer

Michael J. Vosch	49	Senior Vice President of Product Development Class II Director (term expiring in 2008)

James P. Tolan	38	Class I Director (term expiring in 2007)

Jon C. Stemples	65	Chairman of the Board Class III Director (term expiring in 2006)

Christopher Phillips	34	Class I Director (term expiring in 2007)

Kenneth F. Adams	60	Class III Director (term expiring in 2006)

Richard J. Bischoff	61	Class II Director (term expiring in 2008)

Biographical Information about Our Directors and Executive Officers

Warren D. Stowell President and Chief Executive Officer Member, Board of Directors	Mr. Stowell is the Company’s President and Chief Executive Officer. He has served in these capacities since March 2006. He has been a Class III Director of the Company since August 2005. He previously served as President and Chief Executive Officer of Care Florida, Inc., a privately-owned HMO that was purchased by Foundation Health. Prior to that, Mr. Stowell served as President and Chief Executive Officer of Health Insurance Plan (HIP) of Florida, a not-for-profit HMO, from 1988 to 1991. From 1983 to 1988, he was responsible for the operations of five HMOs in Ohio as the President and Chief Executive Officer of Health America Corporation of Ohio. Mr. Stowell was also the Chief Financial Officer/Operating Officer of Comprehensive Care Centers, Inc., from 1978 to 1983.

Jerry Balter Chief Financial Officer	Mr. Balter is the Company’s Chief Financial Officer. He has served in this capacity since July 2006. Mr. Balter spent most of the last 25 years in the investment banking and venture capital business, primarily focused on emerging health care and life sciences companies. He has worked for Robertson, Stephens & Co., as a research analyst and investment banker, a founder and managing partner of The Ulysses Group, founder and manager of The New Zealand Seed Fund, a managing director of Aurora Capital LLC, and a managing director of Punk, Ziegel & Company, LLC. Mr. Balter has been involved with numerous companies from founding through their IPO’s. He has a B.S. in biology/biochemistry from Columbia University and an M.B.A. in Finance from NYU’s Stern School of Business.

Michael J. Vosch Senior Vice President of Product Development Member, Board of Directors	Mr. Vosch is the Company’s Senior Vice President of Product Development. He has served in this capacity since May 2005 and has been a Class II Director of the Company since August 2005. Mr. Vosch has 17 years of experience in the IT industry. His areas of expertise are in wireless and satellite networks, as well as in engineering and nursing. He has seven years of experience designing network systems for physicians and designed the Company’s first product, the STATPATCHTM, as a co-inventor of that product.

James P. Tolan Member, Board of Directors	Mr. Tolan previously served as the Company’s Senior Vice President of Business Development and Corporate Secretary, but resigned from these positions effective January 3, 2007. Mr. Tolan has been a Class I Director of the Company since August 2005 and continues to serve the Company in this capacity. Mr. Tolan started his career as a linguist/analyst for the United States Government. Following this, he worked extensively in Western and Eastern Europe in sales and marketing. He was Director of Sales for Halifax Properties for Eastern Europe until 1994. Upon returning to the United States, he became a licensed securities broker, managing assets at International Assets Advisory Corp., First Union Securities and Park Financial Group. He held Series 7, 65 and 63 NASD licenses, although these licenses currently are inactive. Mr. Tolan holds a bachelors degree from the University of Maryland.

Jon C. Stemples Chairman of the Board	Mr. Stemples has been a Class III Director of the Company since August 2005. He currently serves as Chairman of the Board of Directors. Mr. Stemples has 35 years of experience in the semiconductor industry, having served at Agere Systems, Lucent Microelectronics, Ortel Corporation, Level One Communications, Linear Technology and National Semiconductor as Director of Marketing; Area, Regional and District Sales Manager; and Product Marketing Manager and Field Applications Engineer. His technical expertise ranges from communications chips to data acquisition to microprocessors. Mr. Stemples holds a B.S.E.E. from the University of Miami.

Christopher Phillips Member, Board of Directors	Mr. Phillips has been a Class I Director of the Company since August 2005. He is currently the President and CEO of Apogee Financial Investments, Inc., a merchant bank which owns 100% of Midtown Partners & Co., LLC. He is also the managing member of Total CFO, LLC, which provides consulting and CFO services to a number of companies and high wealth individuals. He is also the CEO of OmniReliant Holdings, Inc., a publicly traded company engaged in the creation, design, distribution and sale of affordable luxury products through direct response infomercials, live shopping networks, e-commerce, direct mail and traditional retail channels. He is a member of the Board of Directors of Precision Aerospace Components, Inc., OmniReliant Holdings, Inc. and an advisory board member for a number of private companies. Mr. Phillips holds a M.Acc. from the University of Florida and is a Certified Public Accountant.

Kenneth F. Adams Member, Board of Directors	Mr. Adams has been a Class III Director of the Company since January 2006. Mr. Adams has over 35 years of experience in the financial area. He served with Saab Cars USA, Inc. from 1974 to 2005, most recently as Vice President and Chief Financial Officer from 1992 to 2005. In 1997, he established and incorporated Saab Financial Services Corporation (“SFSC”). While serving as CEO of SFSC, Mr. Adams led his team in creating a corporate structure that included operating, trust and bankruptcy remote companies, as well as establishing a $1 billion warehouse line of credit. Mr. Adams started his professional career at Price Waterhouse after obtaining a B.S. of Finance from Mount Saint Mary’s University.

Richard J. Bischoff, Esquire Member, Board of Directors	Mr. Bischoff has been a Class II Director of the Company since June 2006. He has 35 years of experience as a corporate attorney practicing in Miami, Florida. Mr. Bischoff practiced with national and regional law firms before establishing a consultancy in corporate governance matters. He holds a B.S. degree in Accounting from the University of Florida and J.D. and LLM degrees from the University of Miami.

Significant Employees

Other than the executive officers named above, the Company does not have any significant employees.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Involvement in Legal Proceedings

To the best of our knowledge, during the past five years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Adverse Material Proceedings

To the best of our knowledge, there are no material proceedings to which any of our directors or executive officers is a party adverse to the interests of the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file an initial report of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Executive officers, directors, and greater-than-10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such forms received by us, or written representations from certain reporting persons, the Company believes that all of these requirements were satisfied during the fiscal year ended June 30, 2006, except as follows:

Name of Reporting Person	No. of Late Reports (1)	No. of Transactions Not Reported Timely	Failure to File Form 5
Warren D. Stowell	2	1	✓
James P. Tolan	1	1	✓
Michael J. Vosch	3	3	✓
Christopher Phillips	2	1	✓
Jon C. Stemples	3	5	✓
Kenneth F. Adams	2	1	✓
Richard J. Bischoff	2	1	✓
Donald Sproat	1	1	✓
Telzuit Technologies, LLC	1	3

(1)	All late reports on Form 3 or Form 4 have been filed with the U.S. Securities and Exchange Commission.

To the best of our knowledge, other than as set forth above, there were no other late filings required to be filed under Section 16(a) during the fiscal year ended June 30, 2006.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

EXECUTIVE COMPENSATION

The following table sets forth information regarding the compensation earned by our Chief Executive Officer and each of our most highly compensated executive officers whose aggregate annual salary and bonus exceeded $100,000 for each of the years indicated with respect to services rendered by such persons.

SUMMARY COMPENSATION TABLE (1)

	Year	Annual Compensation				Long-Term Compensation
Name and Principal Position		Salary		Bonus ($)		Other Annual Compensation ($)		Restricted Stock Awards/ Securities Underlying Options SARs(2)		Payouts LTIP Payouts ($)	All Other Compensation ($)
Warren Stowell, Chief Executive Officer(3)	2006		$21,505		$—		$1,000		$279,998	—	$65,000
Michael Vosch, Senior Vice President	2006 2005 2004	$ $ $	165,519 136,058 64,904	$ $ $	50,000 27,962 10,102	$ $ $	6,000 5,400 3,150		$6,883 — —	— — —	— — —
James Tolan(4)	2006 2005 2004	$ $ $	165,519 136,058 64,904	$ $ $	50,000 27,962 10,102	$ $ $	6,000 5,400 74,976	$ $	1,125,000 — 43,000	— — —	— — —
Don Sproat (5)	2006 2005 2004	$ $ $	165,519 136,057 64,904	$ $ $	75,000 27,961 10,102	$ $ $	6,000 5,400 3,150	$ $	1,125,000 — 32,250	— — —	— — —

1)	Historical financial information presented is that of Telzuit Technologies, LLC, the legal acquirer of Telzuit Medical Technologies, Inc. pursuant to the Share Exchange Agreement dated May 5, 2005. Accordingly, the information for fiscal year ended December 31, 2004 is not comparable to the corresponding period previously reported.
2)	Amounts reflect fair market value of membership interests of Telzuit Technologies, LLC issued to the executive officers for fiscal years 2004 and 2005. For fiscal year 2006, the amounts reflect the value of stock and warrants awarded to executive officers.
3)	Prior to becoming Chief Executive Officer, Mr. Stowell received $65,000 in cash compensation during fiscal year 2006 related to the development of the Company’s out-patient clinic business.
4)	Mr. Tolan resigned as the Company’s Senior Vice President of Business Development effective January 3, 2007.
5)	Mr. Sproat resigned as the Company’s Chief Executive Officer and Chief Financial Officer effective March 14, 2006.

Stock Options and Stock Appreciation Rights Grant Table

The following table provides certain information with respect to individual grants during the fiscal year ended June 30, 2006 to each of our named executive officers of common share purchase options or stock appreciation rights relating to our common shares:

Name	Common Shares Underlying Grant Of Options Or SARs	As Percentage Of Option/SAR Grants To All Employees in Fiscal Year	Exercise Or Base Price ($/share)	Expiration Date
Warren Stowell	2,300,000	100%	$0.50	June 16, 2016(1)
Michael Vosch	0	Not Applicable	Not Applicable	Not Applicable
James Tolan(2)	0	Not Applicable	Not Applicable	Not Applicable

(1)	The expiration date for 300,000 shares underlying common stock purchase warrants approved for issuance to Warren D. Stowell will be five years from the date of issuance. As of the date of this Proxy Statement, such warrants have not been issued.
(2)	Mr. Tolan resigned as the Company’s Senior Vice President of Business Development and Corporate Secretary effective January 3, 2007.

Stock Options and Stock Appreciation Rights Exercise and Valuation Table

The following table provides certain information with respect to each of our named executive officers concerning any common share purchase options or stock appreciation rights they may have exercised in fiscal year 2006, and the number and value of any unexercised common share purchase options or stock appreciation rights they may hold as of June 30, 2006:

Named Executive Officer	Shares Acquired On Exercise	Value Realized	Number of securities underlying unexercised options/ SARs at June 30, 2006 (Exercisable/ Unexercisable)	Value of unexercised in-the-money options/ SARs at June 30, 2006 (Exercisable/ Unexercisable)
Warren Stowell	0	Not Applicable	500,000 exercisable/ 1,800,000 unexercisable	0 exercisable/ 0 unexercisable
Michael J. Vosch	0	Not Applicable	Not Applicable	Not Applicable
James P. Tolan(1)	0	Not Applicable	Not Applicable	Not Applicable

(1)	Mr. Tolan resigned as the Company’s Senior Vice President of Business Development and Corporate Secretary effective January 3, 2007.

EMPLOYMENT CONTRACTS

Warren D. Stowell, President and Chief Executive Officer

On June 16, 2006, effective as of May 8, 2006, Telzuit Medical Technologies, Inc. entered into a three-year employment agreement with Warren Stowell (the “Stowell Employment Agreement”). Under the terms of the Stowell Employment Agreement, Mr. Stowell is entitled to receive a salary of $159,000 per annum, subject to annual increases based on the increase in the consumer price index, plus three percent (3%). In addition, under the terms of the agreement, Mr. Stowell is (a) eligible for a performance based bonus (to be awarded by the Compensation Committee of the Board of Directors, at its discretion); (b) entitled to receive health benefits and coverage; (c) entitled to receive paid life insurance for coverage up to $50,000; and (d) entitled to receive a monthly car allowance. Mr. Stowell will also receive warrants and/or options (if a stock option is approved by the shareholders) for two million shares of common stock at an exercise price of $0.50 per share. Twenty-five percent of this award vested upon entering into the contract and twenty-five percent will vest on each anniversary thereof.

Jerry Balter, Chief Financial Officer

On July 11, 2006, Telzuit Medical Technologies, Inc. entered into a three-year employment agreement with Jerry Balter (the “Balter Employment Agreement”). Under the terms of the Balter Employment Agreement, Mr. Balter is entitled to receive a salary of $150,000 per annum, subject to annual increases based on the increase in the consumer price index, plus three percent (3%). In addition, under the terms of the agreement, Mr. Balter is (a) eligible for a performance based bonus (to be awarded by the Compensation Committee of the Board of Directors, at its discretion); (b) entitled to receive health benefits and coverage; (c) entitled to receive paid life insurance for coverage up to $50,000; and (d) entitled to receive a monthly car allowance. Mr. Balter received a payment of $45,000 for relocation expenses upon entering into his contract. Mr. Balter will also receive warrants and/or options (if a stock option is approved by the shareholders) for one million shares of common stock at an exercise price of $0.50 per share. Twenty-five percent of this award vested upon entering into the contract and twenty-five percent will vest on each anniversary thereof.

Michael J. Vosch, Senior Vice President of Product Development

On January 3, 2005, Telzuit Technologies, LLC entered into a two-year employment agreement with Michael J. Vosch (the “Vosch Employment Agreement”). On May 6, 2005, the Vosch Employment Agreement was assigned to Telzuit Technologies, Inc., a wholly-owned subsidiary of the Company. Under the terms of the Vosch Employment Agreement, Mr. Vosch is entitled to receive a salary of $150,000 per annum, subject to annual increases based on the increase in the consumer price index, plus three percent (3%). In addition, under the terms of the agreement, Mr. Vosch is (a) eligible for a performance based bonus (to be awarded by the Chief Executive Officer) in an amount up to twenty percent (20%) of Mr. Vosch’s base salary; (b) entitled to receive health benefits and coverage; (c) entitled to receive paid life insurance for coverage up to $50,000; and (d) entitled to receive a monthly car allowance.

James P. Tolan, Former Senior Vice President of Business Development and Corporate Secretary

On January 3, 2005, Telzuit Technologies, LLC entered into a two-year employment agreement with James Tolan (the “Tolan Employment Agreement”). On May 6, 2005, the Tolan Employment Agreement was assigned to Telzuit Technologies, Inc., a wholly-owned subsidiary of the Company. Under the terms of the Tolan Employment Agreement, Mr. Tolan was entitled to receive a salary of $150,000 per annum, subject to annual increases based on the increase in the consumer price index, plus three percent (3%). In addition, under the terms of the agreement, Mr. Tolan was (a) eligible for a performance based bonus (to be awarded by the Chief Executive Officer) in an amount up to twenty percent (20%) of Mr. Tolan’s base salary; (b) entitled to receive health benefits and coverage; (c) entitled to receive paid life insurance for coverage up to $50,000; and (d) entitled to receive a monthly car allowance. Mr. Tolan resigned as the Company’s Senior Vice President and Corporate Secretary effective January 3, 2007.

Donald Sproat, Former Chief Executive Officer and Chief Financial Officer

On January 3, 2005, Telzuit Technologies, LLC entered into a two-year employment agreement with Don Sproat (the “Sproat Employment Agreement”). On May 6, 2005, the Sproat Employment Agreement was assigned to Telzuit Technologies, Inc., a wholly-owned subsidiary of the Company. Under the terms of the Sproat Employment Agreement, Mr. Sproat was entitled to receive a salary of $150,000 per annum, subject to annual increases based on the increase in the consumer price index, plus three percent (3%). In addition, under the terms of the agreement, Mr. Sproat was (a) eligible for a performance based bonus amount up to twenty percent (20%) of Mr. Sproat’s base salary; (b) entitled to receive health benefits and coverage; and (c) entitled to receive a monthly car allowance. Mr. Sproat resigned from all positions with the Company on March 14, 2006. He was paid under the terms of his contract through December 31, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, there were no transactions during the last two fiscal years, and there are no proposed transactions, to which the Company was or is to become a party in which any director, executive officer, director nominee, beneficial owner of more than five percent (5%) of any class of our stock, or members of their immediate families had, or is to have, a direct or indirect material interest.

1.	During the year ended June 30, 2006, the Company entered into a separation agreement with Donald Sproat, the Company’s former Chief Executive Officer and Chief Financial Officer. The Company recorded expenses of approximately $133,000 in connection with this separation agreement. At June 30, 2006, the Company had accrued expenses of $88,970 remaining to be paid under the separation agreement.

2.	On May 26, 2006, the Company completed a private offering of its 10% Senior Secured Convertible Debentures and related warrants. Midtown Partners & Co., LLC (“Midtown Partners”), an SEC and NASD registered broker dealer, acted as the placement agent for the Company in connection with the private offering. The Company paid Midtown Partners a total cash commission equal to approximately $436,000 and issued to Midtown Partners warrants as non-cash compensation. Chris Phillips, a director of the Company, is the President and CEO of Apogee Financial Investments, Inc., which is the managing member of Midtown Partners.

3.	On May 8, 2006, the Company entered into a loan agreement with Telzuit Technologies, LLC, a related party shareholder. The terms of the agreement are as follows: $225,000 of cash and $25,000 of prepaid services with an outside vendor, at an interest rate of five percent per annum, payable on demand. Pursuant to the agreement, the Company received $50,000 cash and the $25,000 of prepaid services on April 3, 2006; $50,000 of cash on April 13, 2006; $25,000 of cash on April 18, 2006; and $100,000 of cash on May 1, 2006. These transactions were treated as expenses of Telzuit Medical Technologies, Inc and created a liability for Telzuit to repay shares to the third party lender.

4.	On September 21, 2005, the Company entered into a consulting agreement with Thomas Sproat, the brother of Don Sproat, the Company’s former President, Chief Executive Officer, Chief Financial Officer and director. Don Sproat tendered his resignation from all positions as an officer and board member on March 14, 2006. Pursuant to the terms of the consulting agreement, Thomas Sproat was to provide promotional marketing support to assist the Company in launching its first product into the U.S. medical marketplace. The consulting agreement expired on December 31, 2005. Thomas Sproat received aggregate compensation under the agreement of 11,750 shares of the Company’s common stock, par value $.001 per share, registered on the Company’s Registration Statement on Form S-8.

5.	In September 2005, the Company engaged Warren Stowell, a director of the Company, as a consultant to support the Company’s businesses goal of expanding into the operation of medical clinics. During the year ended June 30, 2006, the Company paid Mr. Stowell $65,000 pursuant to the terms of the consulting agreement. As additional compensation for consulting services, the Company authorized the issuance to Mr. Stowell warrants to purchase 300,000 shares of common stock. The warrants are immediately exercisable, have an exercise price of $0.50 per share, and expire five years from the date of grant. The consulting agreement expired, by its terms, on March 19, 2006. In May 2006, the Company hired Mr. Stowell as its CEO and entered into an employment agreement.

6.	On June 30, 2005, the Company engaged Total CFO, LLC (“Total CFO”) to provide consulting and CFO services for a period of one year (the “Total CFO Agreement”). Chris Phillips, a director of the Company, is the managing member of Total CFO. As compensation for services under the Total CFO Agreement, the Company agreed to pay Total CFO a monthly consulting fee of $10,000 for each of the first three months and either $8,500 or $7,500 per month thereafter, depending on whether the Company chose to use bill pay services provided by Total CFO. The agreement expired in July 2006. The Company paid total CFO approximately $119,000 in compensation for the year ended June 30, 2006.

7.	On May 6, 2005, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Lucien Lallouz, Michael B. Wellikoff, Taylor Madison Holdings, Inc. and Chris Phillips, as authorized representative for each of the persons that purchased 10% Convertible Debentures issued by the Company. Pursuant to the Securities Purchase Agreement and the Share Exchange Agreement (discussed in paragraph 4 below), the Company conducted a private offering of securities exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act for transactions not involving a public offering and based on the fact that the offered securities were issued only to institutional or accredited investors (the “Private Offering”). Midtown Partners & Co., LLC (“Midtown Partners”), an SEC and NASD registered broker dealer, acted as the placement agent for the Company in connection with the Private Offering. The Company paid Midtown Partners a total cash commission equal to $305,000 and issued to Midtown Partners warrants to purchase, in the aggregate, 1,738,882 shares of the Company’s common stock at an adjusted exercise price of $0.5174 per share and warrants to purchase, in the aggregate, 676,622 shares of the Company’s common stock at an adjusted exercise price of $0.6898 per share. Chris Phillips, a director of the Company, is the President and CEO of Apogee Financial Investments, Inc., which is the managing member of Midtown Partners. In addition to the cash commissions and warrants described above, the Company issued 50,583 shares of its Series B Preferred Stock to Midtown Partners for other services performed, which converted into 606,996 shares of common stock upon the 1-for-31 reverse stock split on August 22, 2005.

8.	On May 6, 2005, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Telzuit Technologies, LLC, a Florida limited liability company, Telzuit Technologies, Inc., a Florida corporation, Michael J. Vosch, James P. Tolan, Don Sproat, and Chris Phillips, as authorized representative for each of the persons that purchased 10% Convertible Debentures issued by the Company. Pursuant to the Share Exchange Agreement, the Company acquired all of the issued and outstanding capital stock of Telzuit Technologies, Inc. in exchange for 2,207,723 shares of the Company’s Series B Preferred Stock (the “Telzuit Acquisition”). The Telzuit Acquisition closed on May 6, 2005. Each of Michael J. Vosch (a director), James P. Tolan (a director), and Don Sproat (a former officer and director) served on the Board of Managers and/or were officers of Telzuit Technologies, LLC at May 6, 2005. In addition, each of Michael J. Vosch, James P. Tolan and Don Sproat have a significant ownership interest in Telzuit Technologies, LLC.

9.	As a condition to closing the transactions contemplated in the Share Exchange Agreement, and effective as of May 6, 2005, (a) the Company assigned the certain Lease Agreement between the Company and Turnbury Plaza LTD for office space at 2875 Northeast 191st Street, Suite 501 and Penthouse 2, Aventura Florida 33180 to Taylor Madison Holdings, Inc.; (b) the Company assigned two licensing agreements to Taylor Madison Holdings, Inc., (c) all of the issued and outstanding stock of Taylor Madison Holdings, Inc. was transferred to Lucien Lallouz, the Company’s former Chief Executive Officer and a former director, in consideration for the cancellation of his employment agreement and the satisfaction of other debts owing to Mr. Lallouz; and (d) the Omniscent Loan (as defined below) was satisfied, in full, upon payment of $75,000.

10.	In November 2004, the Company entered into a debt conversion agreement (the “Debt Conversion Agreement”) with Lucien Lallouz (the former Chief Executive Officer and a former director), Michael B. Wellikoff (a former director of the Company) and Omniscent Corp., a Florida corporation whose president is Sharon Lallouz, the wife of Lucien Lallouz. Under the Debt Conversion Agreement, the parties agreed to convert an aggregate of $629,358 of the Company’s debt owed to the parties into an aggregate of 18,241,000 shares of the Company’s common stock.

11.	Mr. Lallouz and the Company had agreed to the purchase and sale of up to $200,000 of the Company common stock at $0.05 per share. Pursuant to this agreement, Mr. Lallouz purchased 1,200,000 shares of common stock in exchange for $60,000 of accrued expenses.

12.	In November 2004, the Company assigned its license with Gund, Inc. (the “Gund License Agreement”) to Omniscent Corp., a related party whose President is Sharon Lallouz, the wife of Lucien Lallouz, in exchange for the assumption of liabilities and obligations arising under the Gund License Agreement.

13.	Omniscent Corp. loaned the Company $165,000, which was an interest-free loan due on demand (the “Omniscent Loan”). The Omniscent Loan was paid, in full, effective as of May 6, 2005, as a condition to closing the transactions contemplated in the Share Exchange Agreement. The Company also sold Omniscent Corp. 305,610 shares of the common stock of the Company for $50,000 at $.016 per share, which was approximately 115% of the closing trading price of the Company’s common stock on September 1, 2003.

14.	Chris Phillips, a director of the Company, was extended an invitation and reported to be an advisory director of Business Consulting Group Unlimited (“BCGU”). Chris Phillips has advised the Company that he did not accept the invitation to serve as an advisory director with BCGU and that he does not have any direct or indirect financial interest in BCGU. In May 2005, the Company entered into a consulting agreement with BCGU. Under the terms of the original agreement, the Company was to issue 200,000 shares of restricted common stock to BCGU as compensation for services. These shares were valued at $1,000,000. In November 2005, the agreement was amended to reduce the number of shares of restricted common stock to 150,000. This modification resulted in a $448,750 reduction to the amount of consulting expense to be recognized under the agreement. The 150,000 shares of restricted common stock was issued during the year ended June 30, 2006. Relating the this agreement, for the twelve months ended June 30, 2006, the Company recognized consulting expense of $467,917 and for the six months ended June 30, 2005, the Company recognized $83,333 of consulting expenses. In addition, in November 2005, the Company entered into a 90 day consulting agreement with the two principals of BCGU. Each of the principals was issued 100,000 shares of common stock valued at $367,500 as payment for these services. Accordingly, the Company recognized an aggregate of $735,000 in consulting expense under these agreements for the year ended June 30, 2006.

On August 22, 2005, the Company effected a 1-for-31 reverse stock split of the issued and outstanding Common Stock of the Company. Except for paragraphs (10), (11), and (13) all amounts of Common Stock shown in this item are calculated on a post-split basis.

PROPOSAL NO. 2

APPROVAL TO AMEND THE

ARTICLES OF INCORPORATION TO INCREASE

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

After considering the current number of shares of issued and outstanding common stock, our current outstanding equity obligations, and various other factors discussed below, our Board of Directors has approved and is recommending to our shareholders for approval at the Annual Meeting a proposal to amend the Articles of Incorporation to increase the number of shares of Common Stock authorized and available for issuance from 100,000,000 to 125,000,000 shares. If the increase is approved, we will amend our Articles of Incorporation to effect the increase, as set forth below. The increase in the number of shares of authorized Common Stock as reflected in this Proposal No. 2 does not alter or change the powers, preferences, or special rights of the holders of our existing shares of Common Stock or Series A Convertible Preferred Stock.

Effect of Increasing the Authorized Common Stock

If the shareholders approve the proposed amendment to the Articles of Incorporation to increase the number of shares of authorized common stock, the Board may cause the issuance of additional shares of common stock without further vote of the shareholders of the Company, except as may be required in particular cases by the Company’s charter documents, applicable law or the rules of any national securities exchange on which shares of the Company’s common stock may then be listed. Under the Company’s Articles of Incorporation, the Company’s shareholders do not have preemptive rights to subscribe to additional securities that may be offered by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of common stock. In addition, if the Board elects to cause the Company to issue additional shares of commons stock or securities convertible into or exchangeable for common stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders.

The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors. As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of the Company.

Purpose of Increasing the Authorized Shares of Common Stock

We believe that the proposed amendment to the Articles of Incorporation to increase the number of shares of authorized common stock will both enhance our ability to respond to various corporate opportunities which may arise in the future and grant added flexibility for issuances of equity while maintaining enough shares in reserve to satisfy our current obligations. As of January 3, 2007, the Company had 35,864,728 shares of common stock, par value $.001 per share, outstanding. In addition, the following additional shares of common stock are reserved for issuance: (i) an aggregate of 16,513,200 shares of Common Stock issuable upon the conversion of our issued and outstanding 10% Senior Secured Convertible Debentures; (ii) an aggregate of 9,513,496 shares of Common Stock issuable upon the exercise of our issued and outstanding Series C Common Stock Purchase Warrants; (iii) an aggregate of 2,458,598 shares of Common Stock issuable upon the exercise of our issued and outstanding Series D Common Stock Purchase Warrants; (iv) an aggregate of 1,505,640 shares of Common Stock issuable upon the exercise of common stock purchase warrants issued to broker-dealers as commissions paid in connection with private placement of the Company’s securities; (v) an aggregate of 4,018,227 shares of Common Stock reserved for issuance by the Company with respect to the prospective issuance of common stock as interest payable in-kind in satisfaction of interest accrued on the aggregate principal balance of the 10% Senior Secured Convertible Debentures through the date of maturity, (vi) 5,374,592 shares of common stock for issuance upon conversion of the Series A Convertible Preferred Stock, (vii) 1,443,437 shares of common stock for issuance upon exercise of the Series A Common Stock Purchase Warrants, (viii) and 9,166,962 shares of common stock for issuance upon exercise of the Series B Common Stock Purchase Warrants.

Unissued shares are available for issuance, from time to time, for various corporate purposes, including, without limitation, stock splits, stock dividends, employee benefit and compensation plans, acquisitions and public or private sales of equity as a means of raising capital. The increase in the authorized number of shares of common stock would mean that additional shares of common stock would be available for issuance from time to time at the discretion of the Board of Directors without further shareholder action, except as may be required for a particular transaction by law or any contractual obligations of the Company that may be in effect at the time of issuance.

Employee Benefit and Compensation Plans

We cannot implement our Long Term Incentive Plan (see Proposal No. 3 below) unless this Proposal No. 2 to increase the number of shares of authorized common stock is approved by the shareholders at the Annual Meeting. Under the terms of the proposed Long Term Incentive Plan, a maximum of 15,000,000 shares of common stock have been authorized, subject to shareholder approval at the Annual Meeting, to be issued to employees and other key individuals as awards consistent with the purposes of the Long Term Incentive Plan.

Conversion or Exercise of Derivative Securities

The Board of Directors recommends increasing the number of shares of our authorized common stock in order to have a sufficient number of shares of common stock available to reserve for issuance upon the conversion of the following outstanding derivative securities:

In addition, we must also have shares of common stock available for issuance in connection with previously granted stock options and other stock based awards as well as any future grants under our Long Term Incentive Plan (if Proposal No. 3 is approved) and any other option plans, as well as our outstanding convertible notes and other existing convertible securities.

Dividends on Series A Convertible Preferred Stock

We may need additional shares of common stock to set aside for the payment of dividends on the outstanding shares of Series A Convertible Preferred Stock. The number of shares of common stock issuable as payment for dividends accrued on the Series A Convertible Preferred Stock fluctuates based on the market price of our common stock on recent trading days prior to the accrual date of the dividend. Based on recent trading prices for our common stock, we may not currently have enough shares of common stock to satisfy the dividends as they become due.

A portion of the additional common stock authorized will be issued upon conversion of the 3,224,755 shares of Series A Convertible Preferred Stock issued and outstanding as of December 31, 2006. Upon the occurrence of certain events specified in the Certificate of Designations, Preferences and Limitations for the Series A Convertible Preferred Stock, each share of Series A Convertible Preferred Stock converts into common stock at a price of $0.35 per share of common stock. A portion of the additional common stock authorized will be reserved for issuance upon exercise of the outstanding Class A Warrants, Class B Warrants, Class BD Warrants and Class BD-B Warrants outstanding as of December 31, 2006.

General Corporate Purpose

In addition to the reasons set forth above, the Company’s Board of Directors believe that it is desirable to have additional shares of Common Stock available for possible future financings, acquisition transactions, stock dividends, stock splits, and other general corporate purposes. The Board of Directors believes that having such additional authorized shares of Common Stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting or waiting for a regularly scheduled annual meeting of shareholders in order to increase the authorized capital. If, in a particular transaction, shareholder approval were required by law or any stock exchanges or markets, or was otherwise deemed advisable by the Board, then the matter would be referred to the shareholders for their approval. The Board believes that, if an increase in the authorized number of shares of common stock was postponed until a specific need arose, the delay and expense incident to obtaining the approval of the Company’s shareholders at that time could significantly impair its ability to meet financing requirements or other objectives. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

Amendment to Articles of Incorporation

The Amendment to the Company’s Articles of Incorporation provides for the authorization of 125,000,000 additional shares of the Company’s Common Stock, par value $.001 per share. As of January 3, 2007, 35,864,728 shares of the Company’s Common Stock, par value $.001 per share, were outstanding.

The Amendment to the Company’s Articles of Incorporation shall be filed with the Secretary of State for the State of Florida as reasonably as practicable after the Annual Meeting so that Article 4 of the Articles of Incorporation shall be deleted, in its entirety, and replaced with the following:

*    *    *    *    *    *

ARTICLE 4

CAPITAL STOCK

The total number of shares of stock the Corporation shall have authority to issue is (i) 125,000,000 shares of Common Stock, $001 par value per share (“Common Stock”), and (ii) 10,000,000 shares of Preferred Stock, $.001 par value per share (“Preferred Stock”).

*    *    *    *    *    *

Our Board of Directors recommends that the shareholders vote “FOR” the amendment to the Company’s Articles of Incorporation to increase the number of shares of authorized common stock.

PROPOSAL NO. 3

APPROVAL OF LONG TERM INCENTIVE PLAN

General

Our Board of Directors recommends that shareholders approve our Long Term Incentive Plan (the “Incentive Plan”) for the purposes described below. The following summary of the material features of the Incentive Plan is qualified in its entirety be reference to the text of the Incentive Plan, which is attached to this proxy statement as Appendix C.

Our Board of Directors has approved the Incentive Plan. The Company’s securities are not traded on the New York Stock Exchange, Nasdaq Stock Market or other stock exchange, and, as a result, there is no separate requirement for the shareholders to approve the Incentive Plan in order for it to be effective. However, we are asking our shareholders to approve the Incentive Plan in order to qualify stock options issued under the Incentive Plan for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code and to qualify certain compensation under the Incentive Plan as performance-based compensation for purposes of Section 162(,) of the Internal Revenue Code. If we do not receive shareholder approval of the Incentive Plan, stock options issued under the Incentive Plan would not qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, limiting the Company’s ability to deduct certain amounts of award grants under the Incentive Plan as compensation expense.

At the Annual Meeting, approval of the Incentive Plan for these purposes under the Internal Revenue Code will require the affirmative vote of a majority of the outstanding shares of capital stock.

Summary of the Incentive Plan

The purpose of the Incentive Plan is to advance the interests of the Company and our shareholders by providing incentives to certain of our employees and other key individuals who perform services for us, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company. The Incentive Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors. The Committee will have the power to interpret the Incentive Plan and to prescribe rules, regulations and procedures in connection with the operations of the Incentive Plan. The Committee may delegate administrative responsibilities under the Incentive Plan to any officer or officers of the Company, except for the power to amend the Incentive Plan and except for determinations regarding employees who are subject to Section 16 of the Securities Exchange Act of 1934, and except as may otherwise be required under applicable listing standards for an exchange on which the Company’s common stock may be listed.

The Incentive Plan provides for the granting of several types of awards, including stock options, performance grants and other awards deemed by the Committee to be consistent with the purposes of the Incentive Plan. Awards may be granted alone, or in conjunction with one or more other awards, as determined by the Committee. Our Board of Directors believes that, by establishing various types of incentive awards, the Incentive Plan offers the Committee the flexibility to grant attractive awards to our employees and key individuals that can be specifically designed in each particular circumstance to motivate these individuals and best align their interests with those of our shareholders.

The Incentive Plan shall be effective as of February 1, 2007, subject to approval of the Company’s shareholders at the 2006 Annual Meeting. A maximum of 15,000,000 shares of common stock has been authorized to be issued under the Incentive Plan in connection with the grant of awards, subject to adjustment for corporate transactions including, without limitation, any stock dividend, forward stock split, reverse stock split, merger or recapitalization. Of this amount, no more than 10,000,000 shares of common stock may be issued as incentive stock options. Common stock issued under the Incentive Plan may be either newly issued shares, treasury shares, reacquired shares or any combination thereof. If common stock issued as restricted stock, restricted stock units or otherwise subject to repurchase or forfeiture rights is reacquired by us pursuant to such rights, or if any award is cancelled, terminates, or expires unexercised, the common stock which would otherwise have been issuable pursuant to such awards will be available for issuance under new awards.

The Committee has exclusive discretion to select which employees and other key individuals performing services for us to whom awards will be granted; to determine the type, size, terms and conditions of each award; to modify or waive, within certain limits, the terms and conditions of any award; to determine the time when awards will be granted; to establish performance objectives; to prescribe the form of documents representing awards under the Incentive Plan, and to make all other determinations which it deems necessary, advisable or desirable in the interpretation and administration of the Incentive Plan. At the discretion of the Committee, awards may be made under the Incentive Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company, any predecessor or a company acquired by the Company or with which it combines. The Committee has the authority to administer and interpret the Incentive Plan, and its decisions are final, conclusive and binding. We anticipate that all of our employees and directors will be eligible to participate in the Incentive Plan.

Awards under the Incentive Plan

Stock Options

A stock option, which may be nonqualified or an incentive stock option, is the right to purchase a specified number of shares of common stock at a price fixed by the Committee. The option exercise price for stock options are determined by a method established by the Committee at the time of grant; provided, however, that the exercise price for any incentive stock option may not be less than one hundred percent (100%) of the fair market value of a share as of the date of grant (or, in the case of any option holder owning more than ten percent (10%) of the voting power of all classes of stock of the Company, not less than one hundred ten percent (110%) of the fair market value of a share of common stock on the date of grant). The last closing sale price for a share of our common stock on the OTC Bulletin Board on January 3, 2007 was $.09.

Stock options will generally expire not later than ten (10) years after the date granted. Stock options become exercisable at such times and in such installments as the Committee determines. Payment of the option exercise price must be made in full at the time of exercise in cash; by tendering shares of common stock which have been outstanding for at least six (6) months and which have a fair market value equal to the exercise price; by a combination thereof or by any other means that the Committee deems appropriate (including, without limitation, the surrender of rights in one or more outstanding awards). Unless otherwise set forth in an applicable Option Agreement, upon a Change in Control (as such term is defined in the Incentive Plan), the Committee may, in its discretion, revise, alter, amend or modify any Option Agreement in any manner it deems appropriate.

Stock Awards

The Incentive Plan also authorizes stock awards. A stock award is a grant of a right to receive shares of stock on the future, subject to the terms and conditions, including a risk of forfeiture, established by the Committee. Stock awards under the Incentive

Plan will be subject to such conditions, restrictions and contingencies as the Committee shall determine, including, without limitation, minimum vesting or service requirements, and/or the achievement of specified performance measures. Performance measurement may be based on individual or Company performance (as compared with that of competitive companies), as determined by the Committee. A stock award will constitute an immediate transfer of the ownership of the common shares to the participant in consideration of the services, entitling such participant to voting, dividend, and other ownership rights, but subject to a substantial risk of forfeiture and restrictions on transfer. The Board of Directors may also authorize the granting of performance shares that will become payable to a participant upon achievement of specified management objectives. Before any such performance shares will be earned and paid, the Board of Directors must certify that the management objectives have been satisfied. Each grant of performance shares will specify the time and manner of payment of such shares, and will contain such other terms and conditions, as the Board of Directors may approve. Any stock award may specify that the amount payable to the participant may be paid by the Company in cash, in common shares, or in any combination thereof, and may either grant to the participant or retain in the Board the right to elect among these alternatives.

Other Stock Awards

The Incentive Plan also authorizes several other types of awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, common shares or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into common shares, purchase rights for common shares, awards with value and payment contingent upon performance of the Company (or subsidiaries, affiliates or business units), or any other factors designated by the Board of Directors. The terms and conditions of any such awards will be determined by the Board of Directors, in its discretion.

Registration with the SEC

The Company does not currently intend to file a Registration Statement with the U.S. Securities and Exchange Commission to register the shares covered by the Incentive Plan. Unless the Committee chooses to register or qualify the shares under the Securities Act of 1933, as amended (the “Securities Act”), each stock option, stock award or other award will be granted on the express condition that the shares are being acquired for investment purposes only, and not with a view to their resale or further distribution unless such shares, at the time of their issuance and delivery, are registered under the Securities Act or, at some time following their issuance, their resale is determined by counsel for the Company to be exempt from the registration requirements of the Securities Act and any other applicable law, regulation or ruling.

Amendment and Termination

The Board of Directors may amend or terminate the Incentive Plan at any time, provided that, no amendment shall be effective unless approved by the shareholders of the Company to the extent that shareholder approval is required to satisfy the requirements of any applicable corporate or securities laws or regulations, or any securities exchange listing requirements. The Board of Directors may, in its sole discretion, submit any other amendment to the Incentive Plan to the shareholders for approval.

Unless terminated sooner by the Board of Directors, the Incentive Plan will terminate on the earlier of: (i) January 31, 2017; or (ii) the last day that participants become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase under the Incentive Plan.

Federal Income Tax Consequences

The following is a summary of the principal current federal income tax consequences of transactions under the Incentive Plan. This summary does not describe all federal tax consequences under the Incentive Plan, nor does it describe state, local or foreign tax consequences.

Incentive Stock Options

No taxable income is realized by the employee upon the grant or exercise of an incentive stock option.

However, the exercise of an incentive stock option may result in alternative minimum tax liability for the employee. If the employee does not dispose of the shares received upon exercise of an incentive stock option within two (2) years from the date of grant (or within one (1) year after the transfer of such shares to the employee), then, upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to the employee as a long-term capital gain and any loss sustained will be a long-term capital loss. In that case, no deduction will be allowed to the Company for federal income tax purposes.

If the shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally the employee will realize ordinary income in the year of disposition. The ordinary income will equal the amount of the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on an arms’-length sale of such shares) over the exercise price thereof, and we will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules may apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.

If an incentive stock option is exercised at a time when it does not qualify for the tax treatment described above, the option is treated as an nonqualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of permanent and total disability), except in certain cases where the incentive stock option is exercised after the death of an employee.

Nonqualified Options

No income is realized by the employee at the time a nonqualified stock option is granted under the Incentive Plan. Generally, at exercise, ordinary income is realized by the employee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount. At disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Other Awards

An employee receiving a performance award will generally be subject to tax at ordinary income rates on any cash received and on the fair market value of any shares of common stock issued under the award, and the Company will generally be entitled to a deduction equal to the amount of ordinary income realized by the employee. The capital gain or loss holding period for any shares of common stock distributed under a performance award will begin when the employee recognizes ordinary income relating to the award.

Withholding Taxes

Stock options, performance grants and other awards granted to participants under the Long Term Incentive Plan may be subject to federal, state and local income tax and employment withholding obligations, and the Company will comply with any requirements to withhold such taxes.

Our Board of Directors recommends that the shareholders vote “FOR” approval of the Company’s Long Term Incentive Plan.

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Equity Compensation Plan Information

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of June 30, 2006. None of the equity compensation plans in effect as of June 30, 2006 were approved by our shareholders.

Plan Category	No. of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-0-		-0-		-0-
Equity compensation plans not approved by security holders	2,300,000	(1)(2)	$0.50	(1)(2)	-0-	(3)

Total	2,300,000				-0-

(1)	On June 16, 2006, the Company and Warren Stowell entered into an Employment Agreement effective as of May 8, 2006. Pursuant to the terms of the Employment Agreement, Mr. Stowell is eligible to receive a warrant or stock option for the purchase of 2,000,000 shares of the Company’s common stock at an exercise price of $0.50 per share (referred to in this paragraph as the “Warrant Shares”). Twenty-five percent of the Warrant Shares vested on the effective date of the Employment Agreement and, on each anniversary thereof, an additional twenty-five percent will vest. Neither the Employment Agreement nor the warrant referred to in this paragraph were issued pursuant to a formal equity compensation plan for our directors, officers and employees. As of the date of this Proxy Statement, neither the Board of Directors nor the shareholders have adopted a formal equity compensation plan for directors, officers and employees; however, see Proposal No. 3 of this Proxy Statement to approve a Long Term Incentive Plan.
(2)	On May 9, 2006, the Company authorized the issuance to Warren Stowell of a common stock purchase warrant exercisable for 300,000 shares of the Company’s common stock, as compensation for services rendered to the Company under a consulting agreement. As of the date of this Proxy Statement, the warrant has not been issued to Mr. Stowell. The warrant referred to in this paragraph is not issuable pursuant to a formal equity compensation plan for our directors, officers and employees. As of the date of this Proxy Statement, neither the Board of Directors nor the shareholders have adopted a formal equity compensation plan for directors, officers and employees; however, see Proposal No. 3 of this Proxy Statement to approve a Long Term Incentive Plan.
(3)	In August 2006, the Company and Jerry Balter entered into an Employment Agreement effective as of July 11, 2006. Pursuant to the terms of the Employment Agreement, Mr. Balter is eligible to receive stock options for the purchase of 1,000,000 shares of the Company’s common stock at an exercise price of $0.50 per share (referred to in this paragraph as the “Warrant Shares”). Twenty-five percent of the Warrant Shares vested on the effective date of the Employment Agreement, and an additional twenty-five percent will vest on each anniversary thereof. The Warrant Shares referred to in this paragraph were not issued pursuant to a formal equity compensation plan for our directors, officers and employees. As of the date of this Proxy Statement, neither the Board of Directors nor the shareholders have adopted a formal equity compensation plan for directors, officers and employees; however, see Proposal No. 3 of this Proxy Statement to approve a Long Term Incentive Plan.

Our Compensation Committee determined that it was in the best interests of the Company and its shareholders to terminate our 2005 Equity Compensation Plan and to adopt a new long term incentive plan that will give the Compensation Committee more flexibility in the kinds of awards that it may grant to key employees and other individuals. Our Compensation Committee concluded that it would be easier administratively if we had one equity compensation plan going forward and, as a result, the Compensation Committee recommended to the Board, and the Board approved, the Incentive Plan and recommends that our shareholders approve the Incentive Plan at the Annual Meeting. In addition, our Board of Directors terminated the 2005 Equity Compensation Plan.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

ON ACCOUNTING AND FINANCIAL DISCLOSURE

Appointment of Cross, Fernandez & Riley, LLP

Effective July 28, 2006, the Company engaged Cross Fernandez & Riley, LLP (“Cross Fernandez”) as its new independent registered public accounting firm to audit the Company’s financial statements beginning with the fiscal year ended June 30, 2006.

During the two most recent fiscal years and the interim period between June 30, 2006 and July 6, 2006 (the date of dismissal of the Company’s prior independent registered public accounting firm), neither the Company (nor anyone on its behalf) consulted Cross Fernandez regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statement, and neither a written nor oral report was provided to the Company in which a conclusion reached by the new auditor was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was subject to any disagreement or reportable event, as those terms are defined under applicable SEC regulations.

Representatives of Cross Fernandez are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to questions from those in attendance.

Dismissal of Pender Newkirk & Company, CPAs

On July 6, 2006, the Board of Directors, at the recommendation of Audit Committee, dismissed Pender Newkirk & Company, CPAs (“Pender Newkirk”) as the Company’s independent registered public accounting firm.

The reports of Pender Newkirk on the Company’s consolidated financial statements for the fiscal years ended December 31, 2003 and 2004, and the transition period from January 1, 2005 through June 30, 2005 (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Pender Newkirk has not reported on the financial statements of the Company for the fiscal year ended June 30, 2006.

During the Audit Period, and through July 6, 2005, there were no disagreements with Pender Newkirk on nay matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pender Newkirk, would have caused it to make reference thereto in its report on the Company’s consolidated financial statements for such year.

A letter stating that Pender Newkirk agrees with these statements was filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 11, 2006.

Dismissal of De Meo, Young, McGrath

On July 18, 2005, Telzuit Medical informed De Meo, Young, McGrath (“DYM”) of its dismissal as the Company’s independent registered public accounting firm. The decision to change the Company’s auditors was recommended and approved by the Board of Directors.

The reports of DYM on the Company’s consolidated financial statements for the fiscal year ended December 31, 2004 and the transition period from January 1, 2003 to June 30, 2003, and through July 18, 2005 (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the Audit Period, there were no disagreements with DYM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DYM, would have caused it to make reference thereto in its reports on the Company’s consolidated financial statements for such years.

During the Audit Period, the Company had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-B.

A letter stating that DYM agrees with these statements was filed as an Exhibit to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 18, 2005.

On July 18, 2005, the Company’s Board of Directors appointed Pender Newkirk as the Company’s independent registered public accounting firm. During the six month transition period ended June 30, 2005 and the year ended December 31, 2004, and through July 18, 2005 (the date Pender Newkirk accepted its appointment), the Company did not consult with Pender Newkirk regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B. As discussed above, the Company dismissed Pender Newkirk as its independent certified public accountant on July 6, 2006.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective July 28, 2006, the Company engaged Cross, Fernandez & Riley, LLP as its new independent registered public accountant to audit the Company’s financial statements for the fiscal year ended June 30, 2006. Our prior auditors, Pender Newkirk & Company, audited the Company’s financial statements for the six-month transition period ending June 30, 2005, the twelve-month period ending December 31, 2004, and reviewed the financial statements included in our Form 10-QSB reports filed during the fiscal year ended June 30, 2006, the six-month transition period ending June 30, 2005 and the twelve-month period ending December 31, 2004.

Audit Fees. Our principal independent accountants billed us, for the twelve month fiscal year ending June 30, 2006, the six month transition period ending June 30, 2005, and the fiscal year ending December 31, 2004, the following aggregate fees for its professional services rendered for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB reports or other services normally provided in connection with statutory and regulatory filings or engagements for those two fiscal years:

Fiscal Year ended June 30, 2006	$138,258
Six month transition period ending June 30, 2005	$97,867
Fiscal Year ended December 31, 2004	$12,723

Audit-Related Fees. Our principal independent accountants billed us, for the twelve month fiscal year ending June 30, 2006, the six month transition period ending June 30, 2005, and the fiscal year ending December 31, 2004, the following aggregate fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees”:

Fiscal Year ended June 30, 2006	$20,000
Six month transition period ending June 30, 2005	$0
Fiscal Year ended December 31, 2004	$8,564

Tax Fees. Our principal independent accountants billed us, for the twelve month fiscal year ending June 30, 2006, the six month transition period ending June 30, 2005, and the fiscal year ending December 31, 2004, the following aggregate fees for professional services rendered for tax compliance, tax advice and tax planning:

Fiscal Year ended June 30, 2006	$19,262
Six month transition period ending June 30, 2005	$3,000
Fiscal Year ended December 31, 2004	$0

All Other Fees. Our principal independent accountants billed us, for the twelve month fiscal year ending June 30, 2006, the six month transition period ending June 30, 2005, and the fiscal year ending December 31, 2004, the following aggregate fees for products and services provided by it, other than the services reported in the above three categories:

Fiscal Year ended June 30, 2006	$5,000
Six month transition period ending June 30, 2005	$16,056
Fiscal Year ended December 31, 2004	$0

The Securities and Exchange Commission has adopted rules that require that require the engagement of any auditor engaged to render any auditing or permitted non-auditing related service, be:

•	Approved by our Audit Committee; or

•	Entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

The Audit Committee pre-approves all services provided by our independent auditors. The pre-approval process has recently been implemented in response to the new rules, and therefore, the Audit Committee does not have records of what percentage of the above fees were pre-approved. However, all of the above services and fees were reviewed and approved by the Audit Committee either before or after the respective services were rendered. The Audit Committee has considered the nature and amount of fees billed by the independent auditor and believes that the provision of services for activities unrelated to the audit is compatible with maintaining the auditor’s independence.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

“Management’s Discussion and Analysis or Plan of Operation” contained in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, as amended, and the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006, are hereby incorporated by reference. Copies of the Annual Report on Form 10-KSB/A and the Quarterly Report on Form 10-QSB are being delivered with this proxy statement to shareholders entitled to receive this proxy statement.

FINANCIAL STATEMENTS AND OTHER INFORMATION

Information contained in the Company’s Form 10-KSB for the fiscal year ended June 30, 2006, as amended, and the Form 10-QSB for the quarter ended September 30, 2006 is herein incorporated by reference. Copies of the Annual Report on Form 10-KSB/A and Quarterly Report on Form 10-QSB are being delivered with this proxy statement to shareholders entitled to receive this proxy statement.

OTHER BUSINESS

Management of the Company does not know of any other business that may be presented at the Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

STOCKHOLDER PROPOSALS FOR

PRESENTATION AT THE NEXT ANNUAL MEETING

The Board of Directors requests that any stockholder proposals intended for presentation at the next annual meeting of shareholders be submitted to Warren D. Stowell, President, in writing no later than August 14, 2007 for consideration for inclusion in the Company’s proxy materials for such meeting.

The Company’s By-laws require certain advance notice to the Company of any nominations by shareholders of persons to stand for election as directors at shareholders’ meetings. Notice of director nominations must be timely given in writing to the Secretary of the Company prior to the meeting at which the directors are to be elected. To be timely, notice must be received at the principal executive offices of the Company not less than 60 nor more than 90 days prior to the meeting of shareholders; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

A shareholder’s notice with respect to a director nomination must set forth (i) certain information about the nominee, (ii) the consent of the nominee to serve as a director if elected, (iii) the name and record address of the nominating stockholder, (iv) the class or series and number of shares of the Company which are beneficially owned by such stockholder, (v) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person pursuant to which the nominations are to be made, (vi) a representation that such stockholder persons named are current shareholders, and (vii) certain other information.

The complete By-law provisions governing these requirements are available to any shareholder without charge upon request to the Company.

DOCUMENTS INCORPORATED BY REFERENCE

The Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, filed with the U.S. Securities and Exchange Commission on October 13, 2006, as amended November 6, 2006 is herein incorporated by reference. The Audit Committee Report beginning on page 11 of this Proxy Statement is not deemed soliciting material or filed with the U.S. Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate such information by reference. In addition, this proxy statement includes references to our website address. Our website address is intended to provide inactive, textual references only. The information on our website is not part of this proxy statement.

By Order of the Board of Directors,

JON C. STEMPLES
CHAIRMAN OF THE BOARD

Dated: January     , 2007

COMPANY CONTACT INFORMATION

Only one proxy statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions form one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered. A shareholder can notify the Company that he, she or it wishes to receive a separate copy of this proxy statement by sending a written request to the Company at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819, or by calling the Company at (407) 354-1222 and requesting a copy of the proxy statement. A shareholder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future proxy statements.

All inquiries regarding the Company should be addressed to our Company’s principal executive offices at the following address:

TELZUIT MEDICAL TECHNOLOGIES, INC.

5422 Carrier Drive, Suite 306

Orlando, Florida 32819

Attention: Warren D. Stowell, President

EXHIBITS

The following appendices are included with this proxy statement:

Appendix	Description
A	Audit Committee Charter
B	Compensation Committee Charter
C	Long Term Incentive Plan

BY ORDER OF THE BOARD OF DIRECTORS

Warren D. Stowell
President and Chief Executive Officer
Orlando, Florida
January , 2007

Telzuit Medical Technologies, Inc.

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors

On January 10, 2006

I.	Purpose.

The Audit Committee is appointed by the Board of Directors to assist the Board in:

1.	oversight of:

a.	the integrity of the Company’s financial statements;

b.	the Company’s compliance with legal and regulatory requirements;

c.	the Company’s independent auditor’s qualifications, independence and performance; and

d.	the performance of the Company’s independent auditor and internal audit function;

2.	preparation of any reports required by law to be prepared by the Committee, including any reports required to be included in the Company’s annual proxy statement and as otherwise required; and

3.	overseeing the Company’s systems of disclosure controls and procedures, internal controls over financial reporting and compliance with ethical standards adopted by the Company.

II.	Committee Membership.

The Committee will be composed of three or more directors, each of whom satisfy the definition of “independent” under the listing standards of the New York Stock Exchange (“NYSE”). The Committee members will be appointed by the Board and may be removed by the Board in its discretion. Unless the Board shall elect a chairperson, the members of the Committee may designate a chairperson by majority vote. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

All members of the Committee must comply with all financial literacy requirements of the securities exchange(s) on which the Company is listed. The Board will determine whether at least one member of the Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC. The existence of such a member, including his or her name and whether or not he or she is independent will be disclosed in periodic filings as required by the SEC.

III.	Meetings.

The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities. As part of its responsibility to foster open communication, the Committee should meet at least quarterly with management, the director of the internal auditing function, and the independent auditor in separate executive sessions. In addition, the Committee will meet with the independent auditor and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

IV.	Committee Authority and Responsibilities.

The Committee, to the extent it deems necessary or appropriate, will have the following authority and responsibilities:

A.	Review of Reports and Accounting Information.

1.	review and discuss with management and the independent auditor the Company’s annual financial statements, quarterly financial statements (prior to the Company’s 10-Q filings or release of earnings), and all internal controls reports (or summaries thereof), and review other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditor (or summaries thereof).

2.	Recommend to the board whether the financial statements should be included in the annual report on Form 10-K.

3.	Discuss earnings press releases, including the type and presentation of information, paying particular attention to any pro forma or adjusted non-GAAP information. Such discussions may be in general terms (i.e., discussion of the types of information to be disclosed and the type of presentations to be made).

4.	Discuss financial information and earnings guidance provided to analysts and ratings agencies.

5.	Review the regular internal reports to management (or summaries thereof) prepared by the internal auditing department, as well as management’s response.

B.	Independent Auditor.

6.	Appoint (and recommend that the board submit for shareholder ratification, if applicable), compensate, retain, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor will report directly to the audit committee and the audit committee will oversee the resolution of disagreements between management and the independent auditor if they arise. Consider whether the auditor’s performance of permissible non-audit services is compatible with the auditor’s independence. Discuss with the independent auditor the matters required to be discussed under Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90.

7.	Review with the independent auditor any problems or difficulties and management’s response; review the independent auditor’s attestation and report on management’s internal control report, from the time that such reports are prepared; and hold timely discussions with the independent auditor regarding the following:

a.	All critical accounting policies and practices;

b.	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

c.	Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

8.	At least annually, obtain and review a report by the independent auditor describing:

a.	The firm’s internal quality-control procedures;

b.	Any material issues raised by the most recent internal quality control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues; and

c.	All relationships between the independent auditor and the Company, addressing the matters set froth in Independence Standards Board Standard No. 1.

This report should be used to evaluate the independent auditor’s qualifications, performance, and independence. Further, the Committee will review the experience and qualifications of the lead partner and other senior members of the independent audit team each year and determine that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The Committee will also consider whether there should be rotation of the firm itself.

9.	Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take, or recommend that the full Board take, appropriate actions to oversee the independence of the outside auditor.

10.	Review and pre-approve (which may be pursuant to pre-approval policies and procedures) both audit and non-audit services to be provided by the independent auditor. The authority to grant pre-approvals may be delegated to one or more designated members of the Committee whose decisions will be presented to the full Committee at its next regularly scheduled meeting. Approval of non-audit services will be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

11.	Set clear hiring policies, compliant with governing laws and regulations, for employees or former employees of the independent auditor.

C.	Financial Reporting Processes, Accounting Policies and Internal Control Structure.

12.	In consultation with the independent auditor and the internal auditor, review the integrity of the organization’s financial reporting processes (both internal and external), and the internal control structure (including disclosure controls and procedures and internal control over financial reporting);

13.	Receive and review any disclosure from the company’s CEO or CFO made in connection with the certification of the company’s quarterly and annual reports filed with the SEC of: a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the company’s ability to record, process, summarize, and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the company’s internal controls.

14.	Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles; major issues as to the adequacy of the company’s internal controls; and any special audit steps adopted in light of material control deficiencies.

15.	Review analyses prepared by management (and the independent auditor as noted in item 8 above) setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

16.	Review the effect of regulatory and accounting initiatives, as well as off-balance-sheet structures, on the financial statements of the Company.

17.	Review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.

18.	Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters.

19.	Establish procedures for the confidential, anonymous submission by company employees regarding questionable accounting, internal accounting controls, or auditing matters.

D.	Internal Audit.[1]

20.	Review and advise on the selection and removal of the internal audit director.

21.	Review activities, organizational structure, and qualifications of the internal audit function.

22.	Annually, review and recommend changes (if any) to the internal audit charter.

23.	Periodically review, with the internal audit director, any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.

E.	Ethical Compliance, Legal Compliance and Risk Management.[2]

24.	Establish, review, and update periodically a code of business conduct and ethics[3] and determine whether management has established a system to enforce this code. Determine whether the code is in compliance with all applicable rules and regulations.

25.	Review management’s monitoring of the company’s compliance with its code of business conduct and ethics, and determine whether management has the proper review system in place such that the Company’s financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

26.	Review, with the company’s counsel, legal compliance matters, including corporate securities trading policies.

27.	Review, with the Company’s counsel, any legal matter that could have a significant impact on the

1 NYSE Corporate Governance Rule 7(d) requires each listed company to have an internal audit function. The NYSE commentary indicates that this function does not have to be a separate department and may be outsourced if the company so chooses. Therefore, this language will need to be modified accordingly.

2 The audit committee charter should include items 24 and 25 only if the audit committee, rather than another committee, assumes responsibilities with respect to ethical compliance. We can revise accordingly.

3 NYSE Corporate Governance Rule 10 and NASDAQ Corporate Governance Rule 4350(n) require listed companies to maintain a code of business conduct and ethics. The rules do not require the audit committee to be responsible for establishing, maintaining and overseeing the enforcement of this code, but some companies do assign such authority to the audit committee. We can revise accordingly.

Company’s financial statements.

28.	Discuss policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial risk exposures and the steps management has undertaken to control them.

F.	Other Responsibilities.

29.	Review with the independent auditor, the internal auditing department, and management the extent to which changes or improvements in financial or accounting practices have been implemented.

30.	Prepare the report that the SEC requires be included in the Company’s annual proxy statement.

31.	Conduct an annual performance assessment relative to the audit committee’s purpose, duties and responsibilities outlined herein.

32.	Review this charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments.

33.	Retain, in the Committee’s sole authority and discretion, independent or outside counsel, accountants or others to advise and assist the Company in connection with any of its activities, as the Committee determines necessary to carry out its duties.

34.	Perform any other activities consistent with this charter, the Company’s Bylaws and governing law, as the Board deems necessary or appropriate.

TELZUIT MEDICAL TECHNOLOGIES, INC.

COMPENSATION COMMITTEE CHARTER

Adopted by the Board of Directors

on October 14, 2006

I. Purpose.

The Compensation Committee is appointed by the Board of Directors to:

1.	discharge the Board’s responsibilities relating to compensation of the Company’s Chief Executive Officer (“CEO”), President, Chief Financial Officer (“CFO”) and Senior Vice Presidents (collectively, the “Senior Executive Officers”);

2.	ensure that the compensation of the Board of Directors, officers and employees of the Company enables it to attract and retain high-quality leadership; and

3.	produce an annual report on executive compensation for inclusion in the Company’s proxy statements, in accordance with applicable rules and regulations.

II. Committee Membership.

The Committee will be composed of at least three1 independent directors, all of whom satisfy the definition of “independent” under the listing standards promulgated by Nasdaq. All Committee members shall also be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” as defined by Section 162(m) of the Internal Revenue Code. The members of the Committee shall serve one-year terms, and shall be appointed by the Board of Directors annually on the day of the Annual Meeting of Stockholders or on such other date as the Board of Directors shall determine. The Committee members may be removed by the Board of Directors in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

III. Meetings.

The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities. The members of the Committee shall elect one member to serve as Chairman of the Committee. Meetings of the Committee may be called as needed by the Chairman of the Committee, the Chairman of the Board of Directors, or the CEO.

[1]	Compliance with Rule 16b-3 of the Securities Exchange Act requires approval by at least 2 non-employee directors and Section 162(m) of the Internal Revenue Code requires approval by at least 2 outside directors. However, most companies will elect to have at least 3 directors to avoid situations of deadlocks and to parallel the requirements that the audit committee have at least 3 members.

IV. Committee Authority and Responsibilities

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant to assist in the evaluation of compensation for directors or Senior Executive Officers. The Committee shall have sole authority to retain and terminate any such consulting firm, including sole authority to approve the firm’s fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any consulting firm or other advisors employed by the Committee.

The Committee will make regular reports to the Board of Directors and will propose any necessary action to the Board of Directors. The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board of Directors for approval. The Committee will annually evaluate its own performance.

The Committee, to the extent it deems necessary or appropriate, will:

1.	review and approve the Company’s goals and objectives relevant to compensation for Senior Executive Officers, evaluate each Senior Executive Officer’s performances in light of those goals and objectives, and have sole authority to determine each Senior Executive Officer’s employment arrangements, incentive compensation plans, equity-based plans, and compensation level based on this evaluation;

2.	consider the Company’s performance and relative shareholder return, the value of similar incentive awards to Senior Executive Officers at comparable companies, and the awards given to the Company’s Senior Executive Officers in the past years when determining the long-term component of the Senior Executive Officer’s compensation;

3.	make recommendations to the Board of Directors with respect to director and non-Senior executive officer compensation, incentive-compensation plans and equity-based plans that are subject to approval by both a majority of the Compensation Committee and a majority of the Board of Directors; and

4.	produce an annual report on executive compensation for inclusion in the proxy statement as the Compensation Committee Report.

2

TELZUIT MEDICAL TECHNOLOGIES, INC.

2007 LONG TERM INCENTIVE PLAN

SECTION 1

GENERAL

Section 1.1 Purpose. The Telzuit Medical Technologies, Inc. 2007 Long Term Incentive Plan (the “Plan”) has been established by Telzuit Medical Technologies, Inc. (the “Company”) to (i) attract and retain key management employees who are expected to make significant contributions to the success of the Company; (ii) motivate such key employees, by means of appropriate incentives, to achieve the Company’s long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; (iv) provide incentive awards to its directors; and (v) further align such key employees’ and directors’ interests with those of the Company’s other shareholders through compensation incentives that are based on the performance of the Company’s common stock; and thereby promote the long-term financial interests of the Company, including the growth in value of the Company’s equity and enhancement of long-term shareholder return. Unless otherwise defined herein, all capitalized terms are defined in Section 7 herein.

Section 1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Employees or Eligible Directors, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” or a “Participant” in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to each Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

Section 1.3 Name of Plan. The name of this Plan shall be known as the Telzuit Medical Technologies, Inc. 2007 Long Term Incentive Plan.

Section 1.4 Administration. Although the Board has ultimate responsibility for administering the Plan, the Board has delegated the tasks of operating, administering and performing its duties under the Plan to the Committee. Where this Plan specifies that an action is to be taken by the Board, only the Board may take that action or make that determination. Where the Plan specifies that action is to be taken by the Committee, only the Committee may take that action or make that determination; provided that, if the Committee cannot act or make a determination, then the Board shall also be entitled to take such action or make such determination.

Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan; determine eligibility for and grant Awards; determine what type or combination of types of Awards may be granted; determine, modify or waive the terms and conditions of any Award (which need not be identical); prescribe forms, rules and procedures (which it may modify or waive); provide Awards to employees of subsidiary corporations or non-U.S. citizens that are employed by the Company or a Related Company; determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, shares, other securities, or other Awards, or other property, or cancelled, forfeited or suspended; determine whether a transaction or event should be treated as a Change of Control, as well as the effect of a Change of Control; and otherwise do all things necessary to implement the Plan. Once a written agreement evidencing an Award hereunder has been executed by the Participant and approved by the Committee, the Committee may not, without the Participant’s consent, alter the terms of the Award so as to affect adversely the Participant’s rights under the Award, unless the Committee expressly reserved the right to do so in writing at the time of such delivery. Subject to the rights of Participants under any existing Award, the Committee may modify, change, amend or cancel any Award to correct an administrative error. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Board may modify the terms of the Plan or may create one or more subplans, in each case on such terms as it deems necessary or appropriate; provided, however, that no such action by the Board shall increase the total number of Shares issuable hereunder. Except for the power to amend the Plan and except for determinations regarding Participants who are subject to Section 16 of the Securities Exchange Act of 1934, and except as may otherwise be required under applicable listing standards for an exchange on which the Company’s common stock may be listed, the Committee may delegate any or all of its duties, powers and authority under the Plan, pursuant to such conditions or limitations as the Committee may establish to any officer or officers of the Company.

Section 1.5 Conditions on Awards. The Committee shall have the discretion with respect to any Award granted under the Plan to establish upon its grant conditions under which (i) the Award may be later forfeited, canceled, rescinded, suspended, withheld or otherwise limited or restricted; or (ii) gains realized by the grantee in connection with an Award or an Award’s exercise may be recovered; provided that such conditions and their consequences are:

(a)	clearly set forth in the grant agreement or other grant document; and

(b)	fully comply with applicable laws.

The Committee shall also be authorized to impose conditions that include, without limitation, refraining from undertaking actions which constitute a conflict of interest with the Company, or are prejudicial to the Company’s interests, or are in violation of any non-compete agreement or obligation, any confidentiality agreement or obligation, the Company’s applicable policies, its Code of Ethics, or the terms and conditions of employment under an applicable employment or contractor agreement.

The Committee shall also be authorized to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of common stock issued as a result of or under a Stock Award, including, without limitation, (i) restrictions under an insider trading policy and (ii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

Section 1.6 Effect of Committee’s Decision. All determinations, interpretations and constructions made by the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

Section 1.7 Non-exclusivity of this Plan. This Plan shall not limit the power of the Company or any Related Company to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock or other equity-based rights under other plans or compensation arrangements approved by the Company.

Section 1.8 Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Shares. The Company shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Participant shall be based solely upon contracts entered into under this Plan, such as Award agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Committee shall be required to give any security or bond for the performance of any such obligations.

SECTION 2

OPTIONS

Section 2.1 Definitions. The grant of an “Option” entitles the Participant to purchase Shares at an exercise price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An “Incentive Stock Option” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code. A “Non-Qualified Option” is an Option that is not intended to be an “incentive stock option”, as that term is described in section 422 (b) of the Code.

Section 2.2 Exercise Price. The “Exercise Price” of each Option granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; except that the Exercise Price for any incentive stock option shall not be less than 100% of the Fair Market Value of a Share as of the Pricing Date. For purposes of the preceding sentence, the “Pricing Date” shall be the date on which the Option is granted, except that the Committee may provide that: (i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event) if the grant of the Option occurs not more than 90 days after the date of such hiring, promotion or other event; and (ii) if an Option is granted in tandem with, or in substitution for, an outstanding Award, the Pricing Date shall be the date of grant of such outstanding Award.

Section 2.3 Expiration Date. The “Expiration Date” with respect to an Option means the date the Option is deemed to expire, as determined by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

(a) the ten-year anniversary of the date on which the Option is granted;

(b) if the Participant’s date of termination occurs by reason of death or disability, the one-year anniversary of such date of termination;

(c) if the Participant’s date of termination occurs by reason of retirement, the one year anniversary of such date of termination;

(d) if the Participant’s date of termination occurs for reasons other than retirement, death or disability, the 90-day anniversary of such date of termination; subject, however, to the terms of the applicable option agreement approved by the Committee;

(e) if the Participant dies while the Option is otherwise exercisable, the Expiration Date may be later than the dates set forth above, provided that it is not later than the first anniversary of the date of death. Notwithstanding the foregoing provisions of this subsection 2.3, the Committee shall be authorized to extend the Expiration Date for any non-qualified stock options granted under the Plan; subject, however, to the terms of the applicable option agreement approved by the Committee.

Section 2.4 Settlement of Award. The distribution of Company shares following exercise of an Option shall be subject to such conditions, restrictions and contingencies as the Committee may establish.

Section 2.5 Other Restrictions. Incentive Stock Options and Non-Qualified Stock Options may be granted under the Plan in such numbers, at such prices and on such terms and conditions as the Committee shall determine, including the cancellation of existing options and issuance of a replacement option, provided that such options shall comply with and be subject to the following terms and conditions:

(a) Annual Grant Limitation. No Participant shall be granted an Incentive Stock Option to the extent that the aggregate Fair Market Value of Shares made subject to such option (determined as of the date such option is granted) which are exercisable for the first time by an option holder during any one calendar year exceeds the sum of $100,000, or such other limit as may be set by applicable law (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company or affiliated entity shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If any Incentive Stock Options that are granted under the Plan have an aggregate Fair Market Value that exceeds the Limitation Amount, the excess Options (according to the order in which they were granted) will be treated as Non-Qualified Stock Options to the extent permitted by law.

(b) Option Agreement. All options granted under the Plan shall be evidenced by a written option agreement stating the number of Shares capable of being purchased upon its exercise and otherwise in such form as the Committee may periodically approve and containing such terms and conditions, including the period of exercise and whether in installments or otherwise, as shall be contained therein, which need not be the same for all options.

(c) Date of Grant. The date on which an option grant is approved by the Committee shall be considered the date on which such option is granted (the “Date of Grant”), and shall be reflected in the option agreement. All options under this Plan shall be granted within 10 years of the date this Plan is adopted.

(d) Exercise Price. Each option agreement shall state the purchase price of each Share capable of being acquired upon exercise of the option, which price shall be determined by the Committee with respect to each option granted. For any Incentive Stock Options granted under the Plan, the exercise price shall not be less than ONE HUNDRED PERCENT (100%) of the fair market value of each such Share on the Date of Grant (or, in the case of any optionholder owning more than ten percent of the voting power of all classes of stock of the Company, not less than ONE HUNDRED AND TEN PERCENT (110%) of the Fair Market Value of the Shares on the Date of Grant). In the event that Share prices are not published for the Date of Grant, such value shall be determined in accordance with such rules as may be established by the Committee.

(e) Option Exercise. All options granted under the Plan become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual option. All Options that have become exercisable from time to time may be exercised in whole or in part in accordance with the terms of the applicable option agreement; provided, however, that the Committee shall be authorized to require that any partial exercise be with respect to a minimum number of Shares.

(f) Forfeiture or Exercise of Option. In the event that a Participant ceases employment with the Company for reasons other than retirement, death or disability, all options shall be forfeited, or be exercised, as follows:

(1) In the event of a Participant’s termination of employment for reasons other than retirement, death or disability, any options that are not vested shall be forfeited in accordance with the terms of each option agreement and any Vested Option shall be exercised before the 90-day anniversary of the date of termination (or such period of exercise that the terms of the applicable option agreement may permit).

(2) Upon the disability of a Participant, the Participant’s Vested Options shall be exercisable within one year (or such shorter period as the Code or the period of exercise that the terms of the applicable option agreement may permit) of the Participant’s date of disability.

(3) If the Participant dies while in the employment of the Company, the Participant’s estate, personal representative, or designated beneficiary shall have the right to exercise such Vested Options within one year of the Participant’s death (or such shorter period as the Code or period of exercise that the terms of the applicable option agreement may permit).

(4) If the Participant’s date of termination occurs by reason of retirement, the one year anniversary of such date of termination.

(g) Mechanics of Exercise. A person entitled to exercise any portion of an option granted under the Plan may exercise the same at anytime, either in whole or in part, by delivering written notice of exercise to the office of the Secretary of the Company or to such other location as may be designated by the Committee, specifying therein the number of Shares with respect to which the option is being exercised, which notice shall be accompanied by payment in full of the purchase price of the Shares being acquired. If any adjustment has been effected so as to establish a right by an optionholder to acquire a fractional share, such fraction shall be rounded upward to the next whole number.

(h) Payment of Exercise Price. The Committee may determine, in its sole discretion, the required or permitted forms of payment, subject to the following: (i) payment may be made wholly or partly in cash; (ii) through the delivery of Shares which have been outstanding for at least six months (unless the Committee approves a shorter period) and which have a fair market value equal to the exercise price; (iii) by delivery of an unconditional and irrevocable undertaking by a third party to deliver promptly to the Company sufficient funds to pay the exercise price and any tax withholding resulting from such exercise through a “cashless exercise” arrangement which permits the Participant to simultaneously exercise an option and sell the Shares thereby acquired and enable the third party to use the proceeds from such sale as payment for the exercise price of such option to the extent permitted by law; or (iv) by any combination of the foregoing permissible forms of payment.

In no event shall a promissory note or other form of deferred consideration constitute a permissible form of payment. If the Company extends or arranges for the extension of credit to a Participant under a cashless exercise procedure, no officer or director may participate in that cashless exercise procedure.

(i) Investment Purpose. Unless the Committee chooses to register or qualify the Shares under the Securities Act of 1933, as amended (the “Act”), each option is granted on the express condition that the purchase of Shares upon an exercise thereof shall be made for investment purposes only and not with a view to their resale or further distribution unless such Shares, at the time of their issuance and delivery, are registered under the Act, or, alternatively, at some time following such issuance their resale is determined by counsel for the Company to be exempt from the registration requirements of the Act and of any other applicable law, regulation or ruling. Any Shares so registered shall be promptly listed with each securities exchange through which any class of the Company’s capital stock or other securities are traded.

(j) Legal Conditions on Delivery of Shares. The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove any restrictions from Shares previously delivered under the Plan until the Company’s counsel has approved all legal matters in connection with the issuance and delivery of such Shares; if the Company’s Shares are at the time of delivery listed on any stock exchange or national market system, the Shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and all conditions of the Award have been satisfied or waived. If the sale of Shares has not been registered under the Act, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that any certificates evidencing Shares issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Shares.

(k) Acceleration. The Committee shall be authorized to accelerate the exercise date of all or any part of the options granted to a Participant under the Plan.

SECTION 3

OTHER STOCK AWARDS

Section 3.1 Definition. A Stock Award is a grant of a right to receive Shares in the future, subject to the terms and conditions, including a risk of forfeiture, established by the Committee.

Section 3.2 Restricted Stock Awards. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include minimum vesting or service requirements and/or the achievement of certain Performance Measures. The Committee may designate a single goal criterion or multiple goal standard for performance measurement purposes, with the measurement based on individual or Company performance as compared with that of competitive companies, all at the discretion of the Committee. Each such grant or sale may constitute an immediate transfer of the ownership of common shares to the participant in consideration of the performance of services, entitling such participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

Section 3.3 Other Terms and Conditions for Stock Awards. If determined by the Committee, any Shares granted to a Participant under a Stock Award shall be represented by a stock certificate registered in the name of the Participant; provided, however, that:

(a) the Participant shall not be entitled to delivery of the stock certificate until any applicable vesting period during which certain restrictions established by the Committee shall have expired;

(b) the Company may either issue Shares subject to such restrictive legends and/or stop-transfer instructions as it deems appropriate or provide for retention of custody of the Shares during the applicable restriction period or vesting period imposed by the Committee under an Award;

(c) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Shares during the applicable restriction period or vesting period, except that it may be transferred by assignment by the Participant to the extent provided in the applicable stock award agreement;

(d) a breach of the terms and conditions established by the Committee with respect to the Stock Award shall cause a forfeiture of the Stock Award, and any dividends withheld thereon;

(e) notwithstanding the foregoing, the Committee may provide in the applicable Award that no Shares be issued until the vesting or restriction period has lapsed and further determine whether the Shares will be issued in escrow and/or be legended and subject to restrictions including the forfeiture of all or a part of the Shares;

(f) Each such grant will provide that the Stock Award covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period of not less than one year to be determined by the Committee at the date of grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control;

(g) Each such grant will provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Stock Award will be prohibited or restricted in the manner and to the extent prescribed by the Committee at the date of grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Stock Award to a continuing substantial risk of forfeiture in the hands of any transferee);

(h) Any Stock Award may specify management objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Stock Award. Each grant may specify in respect of such management objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares on which restrictions will terminate if performance is at or above the minimum level, but fails short of full achievement of the specified management objectives;

(i) Any such grant of Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Shares, which may be subject to the same restrictions as the underlying award; and

(j) Each grant of restricted stock will be evidenced by an evidence of award and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

Unless otherwise directed by the Committee, all certificates representing shares of restricted stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

Section 3.4 Payment for Stock Award. A Participant shall not be required to make any payment for a Stock Award unless the Committee so requires.

Section 3.5 Forfeiture Provisions. In the event that a Participant terminates employment before the vesting period or restriction period has been met or has lapsed, such Stock Award will be forfeited; provided, however, that the Committee may provide for the proration or full payout of a Stock Award in the event of:

(a) a termination of employment because of normal retirement;

(b) with the consent of the Committee;

(c) death;

(d) total and permanent disability, as determined by the Committee; or

(e) a “Change of Control” has occurred, all subject to any other conditions as the Committee may determine or provide in an applicable Stock Award agreement.

Section 3.6 Acceleration. The Committee shall have the discretionary power to accelerate the date on which restrictions lapse with respect to any Stock Award that has been outstanding for at least one year.

Section 3.7 Performance Shares. The Committee may also authorize the granting of Performance Shares that will become payable to a Participant upon achievement of specified management objectives. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Number of Shares. Each grant will specify the number of Performance Shares to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Participant where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b) Performance Period. The performance period with respect to each Performance Share will be such period of time (not less than two years), commencing with the date of grant as will be determined by the Committee at the time of grant which may be subject to earlier lapse or other modifications in the event of a Change in Control.

(c) Performance Measures. Any grant of Performance Shares will specify management objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified management objectives a minimum acceptable level of achievement and will set forth a formula for determining the number of Performance Shares that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified management objectives. The grant of Performance Shares will specify that, before the Performance Shares will be earned and paid, the Committee must certify that the management objectives have been satisfied.

(d) Payment of Award. Each grant will specify the time and manner of payment of Performance Shares that have been granted. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in common shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

(e) Maximum Award. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(f) Dividend Payments. The Committee may, at or after the date of grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Shares.

(g) Award Agreement. Each grant of Performance Shares will be evidenced by an evidence of award and will contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

Section 3.8 Other Awards.

(a) Discretionary Awards. The Committee may, subject to limitations under applicable law, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Company’s Shares or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of the Company. The Committee shall determine the terms and conditions of such awards. Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 3.8 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, common shares, other awards, notes or other property, as the Committee may determine.

(b) Cash Awards. Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section of this Plan.

(c) Bonus or Other Awards. The Committee may grant Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

Section 3.9 Escrow of Stock Certificates. To enforce any restrictions on Award Shares, the Committee may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Committee endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Committee may also cause a legend or legends referencing the restrictions to be placed on the certificates.

Section 3.10 Repurchase Rights.

(a) General. If a Stock Award is subject to vesting or other forfeiture conditions, the Company shall have the right, during such period after the Participant’s separation from service with the Company as is specified by the Committee to repurchase any or all of the Award Shares that were unvested or otherwise subject to forfeiture as of the date of that separation of service. The repurchase price shall be such price as is determined by the Committee and set forth in the Award Agreement. The repurchase price shall be paid in cash.

(b) Procedure. The Company or its assignee may choose to give the Participant a written notice of exercise of its repurchase rights under this Section 3.10. However, the Company’s failure to give such a notice shall not affect its rights to repurchase any Award Shares. The Company must, however, tender the repurchase price during the period specified in the applicable Award Agreement in order to exercise such rights.

SECTION 4

OPERATION AND ADMINISTRATION

Section 4.1 Effective Date. This Plan shall be effective as February 1, 2007, subject to approval of the Company’s shareholders at its annual meeting held during the first quarter of 2007 (the “Effective Date”). No awards or grants may be made after the termination date of January 31, 2016, unless terminated sooner by the Company’s Board of Directors pursuant to Section 6 herein. Any Awards granted prior to the Effective Date of the termination of the Plan shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years form the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

Section 4.2 Limits on Award Under the Plan.

(a) Number of Shares. A maximum of 15,000,000 Shares may be delivered in satisfaction of Awards under the Plan and, of that amount not more than 10,000,000 Shares may be issued as Incentive Stock Options, subject to adjustments provided for in Section 4.2(f) below relating to changes in the capitalization of the Company. For purposes of the preceding sentence, Shares that have been forfeited, expired or canceled in accordance with the terms of the applicable Award, and any Shares tendered in satisfaction of the exercise price or withheld by the Company to satisfy tax withholding requirements shall not be considered to have been delivered under the Plan and shall be eligible for issuance under the Plan. The number of Shares delivered under an Award shall be determined net of any previously acquired Shares tendered by the Participant in payment of the exercise price or of withholding taxes.

Any Shares covered by an Award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Shares or Awards are repurchased by the Company prior to vesting, the Shares not acquired under such Award shall revert to and again become available for issuance under the Plan. Any Shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the Shares available for issuance under the Plan.

(b) Type of Shares. Shares delivered by the Company under the Plan may be authorized but unissued Shares or previously issued Shares acquired by the Company and held in treasury. No fractional Shares will be delivered under the Plan.

(c) Forfeiture of Options. Any Shares granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

(d) Use of Shares as Payment. If the exercise price of any stock option granted under the Plan is satisfied by tendering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

(e) Substitution of Shares. Shares delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of Shares available for delivery under the Plan, to the extent that such settlement, assumption or substitution results from the Company or a Related Company acquiring another entity (or an interest in another entity).

(f) Adjustment of Number of Shares. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, forward or reverse, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of Shares), then (A) the number of Shares reserved for issuance under this Plan, (B) the exercise price, base price or redemption price applicable to outstanding Awards, and (C) the number of Shares subject to outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable law. Fractions of a Share will not be issued but will be paid in cash at the fair market value of such fraction of a share or will be rounded down to the nearest whole share, as determined by the Committee in its sole discretion. Action by the Committee may include adjustment of: (i) the number and kind of Shares which may be delivered under the Plan; (ii) the number and kind of Shares subject to outstanding Awards; and (iii) the exercise price of outstanding Options; as well as any other adjustments that the Committee determines to be equitable.

In the event of any change in the Shares subject to the Plan, or subject to or underlying any Award, by reason of any reorganization, recapitalization, merger, consolidation, spin-off, combination, exchange of shares or other corporate exchange, any distribution to stockholders of common stock other than regular cash dividends, or any transaction similar to the foregoing (but not including either a stock dividend or a stock split, which shall be addressed under Section 4.2(f) above), the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable to (i) the type, class(es) and maximum number of securities subject to the Plan pursuant to Section 4.2(a), (ii) the exercise price, base price or redemption price applicable to outstanding Awards, (iii) the type, class(es) and number of securities subject to outstanding Awards, or (iv) any other affected terms of any outstanding Awards.

(g) Vesting. Without limiting the generality of Section 1.4, the Committee may determine the time or times at which an Award will vest (i.e., become free of forfeiture restrictions) or become exercisable and the terms on which an Award requiring exercise will remain exercisable.

Unless the Committee expressly provided otherwise, a Participant’s “employment or other service relationship with the Company and any Related Company” will be deemed to have ceased when the individual is no longer employed by or in a service relationship with the Company or any Related Company. Except as the Committee otherwise determines, with respect to a Participant who is an employee of the Company or any Related Company, such Participant’s employment or other service relationship with the Company and any Related Company will not be deemed to have ceased during a military, sick or other bona fide leave of absence if such absence does not exceed 90 days or, if longer, so long as the Participant retains a right by statute or by contract to return to employment or other service relationship with the Company or any Related Company. Unless the Committee determines otherwise, vesting of any Award under this Plan will be suspended during any unpaid leave of absence.

Section 4.3 Limit on Distribution. Distribution of Shares or other amounts under the Plan shall be subject to the following:

(a) Compliance with Securities Laws. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Act, and the applicable requirements of any securities exchange or similar entity).

(b) Issuance Without Certificates. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

Section 4.4 Tax Withholding. Whenever the Company proposes or is required to distribute Shares under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such Shares or, in the discretion of the Committee, the Company may withhold from the Shares to be delivered Shares sufficient to satisfy all or a portion of such tax withholding requirements.

Section 4.5 Payment Shares. Subject to the overall limitation on the number of Shares that may be delivered under the Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity).

Section 4.6 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a domestic relations order entered by a court of competent jurisdiction. Notwithstanding anything in this Section to the contrary, the Participant may transfer an option granted under this Plan to or for the benefit of his or her family members (including, without limitation, to a trust for the benefit of the Participant’s family members or to a partnership or limited family partnership or other entity established for the benefit of one or more members of the Participant’s family), subject to such limits as the Committee may establish. Each transferee shall remain subject to all the terms and conditions applicable to the option prior to such transfer.

Section 4.7 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to exercise an option under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 4.8 Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee may require a

Participant to enter into an agreement with the Company (the “Agreement”) in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe. The Committee need not require the execution of any such agreement by a Participant in which case acceptance of the Award by the Participant will constitute agreement to the terms of the Award.

The Committee may also choose to document the evidence of its approval of an Award in the form of an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the Award. Evidence of an Award may also be in an electronic medium and may be limited to a notation on the books and records of the Company. The Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements).

Section 4.9 Limitation of Implied Rights.

(a) No Collateral or Secured Interest. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. Each Participant shall have only a contractual right to the stock payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

(b) No Guarantee of Employment. The Plan does not constitute a contract of employment, and the receipt of any Award or option grant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 4.10 Evidence. Evidence required of Participant under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 4.11 Action by Company or Related Company. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its Board, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company.

Section 4.12 Change of Control. Unless otherwise set forth in an applicable option agreement or Award agreement, upon a Change in Control the Committee may, in its discretion, revise, alter, amend or modify any option agreement or Award in any manner it deems appropriate.

Section 4.13 Annual Grant to Non-Employee Directors. Consistent with the terms of this Plan and as reflected in individual Award agreements, the Committee and the Board may establish annual grant Awards or other Awards to directors who are not employees on such terms and conditions as it determines, including providing for director fee or retainer payments through the issuance of Awards and establish the timing of the effectiveness of such Awards. Such Awards may also be made by establishing annual grants that are made effective as of the election of directors after each annual shareholder meeting, in such amounts as the Board may determine from time to time. To the extent that the Board amends, suspends or terminates such annual or periodic grants programs for non-employee directors, no approval or consent of such non-employee director shall be necessary to take such action with respect to Awards that have not yet been granted.

Section 4.14. Leave of Absence. A Participant will not cease to be an employee in the case of any leave of absence approved by the Company. For an Incentive Stock Option, no such leave may exceed 90 days unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a nonqualified stock option.

Section 4.15 Compliance with Code Section 409A. Notwithstanding any provision of this Agreement to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to this Award would constitute deferred compensation subject to Section 409A of the Code and would cause the Participant to incur any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Company may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code; provided, however, that if no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under Section 409A of the Code, no payment or benefit will be provided under this Award, this Award will be deemed null, void and of no force and effect, and the Company shall have no further obligation with respect to this Award or the failure to issue any Shares or other compensation hereunder.

SECTION 5

COMMITTEE

Section 5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee of the members of the Board who are “independent directors”, as determined under Rule 16b-3 of the Securities Exchange Act of 1934 or any successor rule, Section 162(m) of the Code, and any rules and regulations of the stock exchange on which the Company’s Shares are listed. in accordance with this Section 5. The Board of Directors of the Company has designated the Compensation Committee of the Board, comprised of not less than three members to be responsible for administering the Plan.

Section 5.2 Selection of Committee. The Committee shall be selected by the Board, and shall consist of three or more independent members of the Board.

Section 5.3 Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

(a) Grant of Awards. Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees or Eligible Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 6) to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Company’s success and such other factors as the Committee deems relevant.

(b) Section 162(m) Limits. Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Section 162(m) of the Code, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

(c) Interpretation of Plan. The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d) Final Authority. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

(e) Time of Grant. Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

(f) Action by Committee. In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

Section 5.4 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.5 Information to be Furnished to Committee. The Company and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

SECTION 6

AMENDMENT AND TERMINATION

Section 6.1 Amendment and Termination. The Board may at any time amend, suspend, or terminate this Plan.

Section 6.2 Stockholder Approval. The Company shall obtain the approval of the Company’s shareholders for any amendment to this Plan if shareholder approval is necessary or desirable to comply with any applicable law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options; provided however that the Company shall obtain shareholder approval of any of the following: (a) other than an increase under Section 4.2, an increase in the Shares reserved for issuance hereunder; (b) an expansion of the class of Participants eligible to receive Awards hereunder; or (c) any amendment of outstanding Options that effects a repricing of such Awards. For Stock Awards to continue to be eligible to qualify as “performance-based compensation” under Code Section 162(m), the Company’s shareholders must re-approve the material terms of the performance goals included in the Plan by the date of the first stockholder meeting that occurs in the fifth year following the year in which the shareholders first approved the Plan. The Board may also, but need not, require that the Company’s shareholders approve any other amendments to this Plan.

Section 6.3 Effect. No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Participant unless the affected Participant consents to the amendment, suspension, termination, or modification. Notwithstanding anything herein to the contrary, no such consent shall be required if the Committee determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, this Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 4.2, is in the best interests of the Company or its shareholders.

The Committee may, but need not, take the tax or accounting consequences to affected Participants into consideration in acting under this Section 6.3. Those decisions shall be final, binding and conclusive. Termination of this Plan shall not affect the Committee’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination of Shares issued under such Awards even if those Shares are issued after the termination.

SECTION 7

DEFINED TERMS

For purposes of the Plan, the terms listed below shall be defined as follows:

(a) Award. The term “Award” or “Awards” shall mean any award or benefit granted to any Participant made by the Committee under the Plan, including, without limitation, the grant of Options or Stock Awards. The Committee shall determine the type or types of Awards to be made to each Participant under the Plan and shall approve the terms and conditions governing such Awards. Awards may be granted singly, in compensation or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company, including the Plan of any acquired entity. Nothing in this Plan shall authorize the Committee to grant an automatic reload option that provides for the automatic award of additional stock options upon the exercise of such Awards.

(b) Board. The term “Board” shall mean the Board of Directors of the Company.

(c) Change of Control. The term “Change of Control” means in the event that:

(1) Any person (as such term is used in Section 13 of the Securities Exchange Act of 1934 and the rules and regulations thereunder and including any affiliate or associate of such person, as defined in Rule 12b-2 under said Act, and any person acting in concert with such person) directly or indirectly acquires or otherwise becomes entitled to vote more than thirty-five percent (35%) of the voting power entitled to be cast at elections for directors (“Voting Power”) of the Company; or

(2) There occurs any merger or consolidation of the Company, or any sale, lease or exchange of all or any substantial part of the consolidated assets of the Company and its subsidiaries to any other person or, in the case of a merger or consolidation, the holders of outstanding stock of the Company entitled to vote in elections of directors immediately before such merger or consolidation (excluding any affiliate) hold less than 50% of the Voting Power of the survivor of such merger or consolidation or its parent; or in the case of any such sale, lease or exchange, the Company does not own at least 50% of the Voting Power of the acquiring entity or person; or

(3) The election to the Board, without the approval or recommendation of the incumbent Board, of the lesser of (i) four directors or (ii) directors constituting a majority of the number of directors of the Company then in office.

(d) Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(e) Committee. The term “Committee” shall mean the members of the duly constituted Compensation Committee of the Company, consisting of independent members of the Board that satisfy the provisions of Rule 16b-3 of the Exchange Act and, if applicable, Section 162(m) of the Code. In the event that the Shares are listed with Nasdaq, the Committee shall comply with applicable Nasdaq rules and listing standards.

(f) Disability. The term “Disability” shall mean the inability of a Participant to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

(g) Eligible Employee or Eligible Director. The term “Eligible Employee” or “Eligible Director” shall mean any employee or director of the Company or a Related Company that performs key services for such Company or a Related Company. For any incentive stock options granted under the Plan, Eligible Employee must be deemed to be a key executive or management employee of the Company or a Related Company.

(h) Exchange Act. The term “Exchange Act” means The Exchange Act of 1934.

(i) Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock, the following rules shall apply:

(1) Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Pricing Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Pricing Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Pricing Date, Fair Market Value shall be the closing bid for Shares on the Pricing Date (or on the last preceding date on which a closing bid for the Shares was made). If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bid prices on the primary exchange or system on which Shares are traded or quoted.

(2) Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Pricing Date. If no prices are quoted for the Pricing Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(3) No Established Market. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, and unless otherwise required by applicable law, the Committee (following guidelines established by the Board or Committee) will determine Fair market Value in good faith using any reasonable valuation method. The Committee will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (ii) the Company’s stockholder’s equity, prospective earning power, dividend-paying capacity, present value of future cash flows, and value of tangible and intangible assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

(4) If the Stock is not at the time listed or admitted to trading on a stock exchange, the “Fair Market Value” shall be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Stock in such market.

(5) If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the “Fair Market Value” shall be as determined in good faith by the Committee.

(j) Participant. The term “Participant” means those persons that have been granted an Option or Award by the Committee under the terms of the Plan.

(k) Performance Measures. The term “Performance Measures” means those criteria established by the committee to measure individual or Company performance, including relevant standards imposed to compare Company performance against the results of comparable companies and any individually designed and measurement standards selected by the Company.

(l) Related Company or Related Companies. For purposes of this Agreement, the term “Related Company” means (i) any corporation, partnership, joint venture or other entity during any period in which it owns, directly or indirectly, at least fifty percent of the voting power of all classes of stock of the Company (or successor to the Company) entitled to vote; and (ii) any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company, by any entity that is a successor to the Company, or by any entity that is a Related Company by reason of clause (i) next above.

(m) Retirement. The term “Retirement” means the age or years of service requirements established by the Committee to be used in determining the exercisability of any Option and vesting of such Option.

(n) Stock or Shares. The term “Stock” or “Shares” shall mean Shares of common stock of the Company.

(o) Stock Award. The term “Stock Award” is an award made in stock or denominated in units of stock. All or part of any Stock Award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which may include, but is not limited to, continuous service with the Company, achievement of specific business objectives, and other measurement of individual, business unit, or Company performance.

(p) Vested Option. The term “Vested Option” means an option that is not subject to forfeiture and may be exercised by the Participant in accordance with its terms. For purposes of the Plan, a Vested Option may vest over a period of time in incremental amounts as determined on the basis of performance measures or completion of a period of service.

TELZUIT MEDICAL TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE CONVENED FEBRUARY 27, 2007

BOARD OF DIRECTORS SOLICTED SHAREHOLDER PROXY

The Board of Directors recommends a vote “For” Proposals One, Two, and Three

The undersigned hereby appoints Jon C. Stemples, or such other person(s) as the Board of Directors of Telzuit Medical Technologies, Inc. (the “Company”) may designate, as proxy for the undersigned, with full power of substitution, to represent the undersigned at the annual meeting of the Company’s shareholders, to be held on February 27, 2007, commencing at 2:30 p.m., and at any and all adjournments thereof, and to vote thereat in accordance with the following directions (a) all shares of the Company’s single class of common stock, par value $.001 per share registered in the name of the undersigned, and (b) all shares of the Company’s Series A Convertible Preferred Stock, par value $.001 per share registered in the name of the undersigned.

Proposal No. 1: Election of the following nominees to the Company’s Board of Directors, each to serve as a member of the Board of Directors until the next annual meeting of the shareholders in the year in which each such persons three (3) year term expires: (a) Warren D. Stowell, (b) Jon C. Stemples, and (c) Kenneth F. Adams (please check only one box):

FOR all nominees	☐
WITHHOLD AUTHORITY for all nominees	☐
FOR only the nominee(s) listed below	☐
For _______________________________________________________________
For _______________________________________________________________
For _______________________________________________________________

Proposal No. 2: Approval to amend the Company’s Articles of Incorporation to increase the number of authorized shares of capital stock as more particularly described in the attached Proxy Statement (please check only one box):

FOR	☐
AGAINST	☐
ABSTAIN	☐

Proposal No. 3: Approval of the proposed 2007 Long Term Incentive Plan as more particularly described in the attached Proxy Statement (please check only one box):

FOR	☐
AGAINST	☐
ABSTAIN	☐

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

TELZUIT MEDICAL TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE CONVENED FEBRUARY 27, 2007

Other Proposals: In their discretion, to vote on such other matters as may properly come before the meeting, none being currently anticipated, and upon such matters incident to the conduct of the meeting (please check only one box):

FOR	☐
AGAINST	☐
ABSTAIN	☐

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO, AND THREE AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER(S) UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

DATED:

(signature of individual shareholder)	(signature of joint shareholder, if any)

(printed name of individual shareholder)	(printed name of joint shareholder, if any)

(printed name of entity shareholder)	(printed name and title of authorized signatory representative of entity shareholder)

(signature of authorized representative)

Please complete this Proxy and sign the same exactly as your name appears on the envelope within which this material has been received. If shares are owned of record jointly, each shareholder must sign. Agents, personal representatives, guardians and trustees must give full title as such. Corporations should sign by their president or other authorized officer, and evidence of such authorization should be presented. Mark each vote with an X in the appropriate box.